UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

SECURITIES EXCHANGE ACT OF 1934

(Amendment No.    )

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☐	Soliciting Material Under §240.14a-12

NantKwest, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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2040 E. Mariposa Avenue

El Segundo, California 90245

(310) 883-1300

To our Stockholders:

We are pleased to invite you to attend the annual meeting of stockholders of NantKwest, Inc., to be held on Wednesday, June 10, 2020 at 9:30 a.m. Pacific Time, or at any adjournment of postponement thereof. The annual meeting will be a virtual meeting of stockholders. You are invited to attend and vote your shares at the annual meeting live via internet webcast so long as you register to attend the annual meeting at www.proxydocs.com/NK by 5:00 p.m. Pacific Time on June 8, 2020 (the “Registration Deadline”). Questions will need to be submitted prior to the Annual Meeting. To submit questions, please visit www.proxydocs.com/NK. You will not be able to attend the annual meeting in person.

Details regarding how to attend the annual meeting live via webcast and the business to be conducted at the annual meeting are more fully described in the accompanying notice of annual meeting of stockholders and proxy statement.

Your vote is important. Regardless of whether you plan to attend the annual meeting live via webcast, it is important that your shares be represented and voted at the annual meeting, and we hope you will vote as soon as possible. You may vote by proxy via the Internet, by telephone, or by mail, according to the instructions on the enclosed proxy card or voting instruction card. Voting over the Internet or by telephone, by written proxy or voting instruction card will ensure your representation at the annual meeting regardless of whether you attend the annual meeting.

Thank you for your ongoing support of, and continued interest in, NantKwest, Inc.

Sincerely,

Patrick Soon-Shiong

Chairman and Chief Executive Officer

El Segundo, California

April 24, 2020

The date of this proxy statement is April 24, 2020, and is being mailed to stockholders on or about May 4, 2020.

NANTKWEST, INC.

2040 E. Mariposa Avenue

El Segundo, California 90245

(310) 883-1300

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

Time and Date	9:30 a.m. Pacific Time, on Wednesday, June 10, 2020 or any adjournment of postponement thereof.

Webcast Address	www.proxydocs.com/NK.

Items of Business	(1) To elect seven (7) directors from the nominees named in the accompanying proxy statement to serve until our 2021 annual meeting of stockholders and until their respective successors are duly elected and qualified.

(2) To approve an amendment to the Company’s 2015 Equity Incentive Plan (as Amended and Restated June 6, 2019) (the “2015 Equity Incentive Plan”) to increase the number of shares of common stock reserved for issuance thereunder by 3,000,000 shares.

(3) To ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2020.

(4) To transact other business that may properly come before the annual meeting.

Adjournments and Postponements	Any action on the items of business described above may be considered at the annual meeting at the time and on the date specified above or at any time and date to which the annual meeting may be properly adjourned or postponed.

Record Date	April 16, 2020

Only stockholders of record of our common stock as of the close of business on Thursday, April 16, 2020, are entitled to notice of and to vote at the annual meeting.

Meeting Admission	You are invited to attend the annual meeting live via webcast if you are a stockholder of record or a beneficial owner of shares of our common stock, in each case, as of April 16, 2020. Prior registration to attend the annual meeting at www.proxydocs.com/NK is required by 5:00 p.m. Pacific Time on June 8, 2020. Instructions regarding how to connect and participate live via the internet, including how to demonstrate proof of stock ownership, are posted at www.proxydocs.com/NK.

Voting	Your vote is very important. You may vote by proxy via the Internet, by telephone, or by mail, according to the instructions on the enclosed proxy card or voting instruction card. For specific instructions on how to vote your shares, please refer to the section entitled Questions and Answers beginning on page 1 of the accompanying proxy statement.

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting to be Held on June 10, 2020. The proxy statement, the accompanying materials and our 2019 annual report are being mailed on or about May 4, 2020 to all stockholders entitled to vote at the annual meeting. A copy of our proxy statement and our 2019 annual report are also posted on www.proxydocs.com/NK, and are available from the SEC on its website at www.sec.gov.

By order of the Board of Directors,

Steven Yang
Corporate Secretary
El Segundo, California

April 24, 2020

-i-

-ii-

NANTKWEST, INC.

2040 E. Mariposa Avenue

El Segundo, California 90245

PROXY STATEMENT

For the 2020 Annual Meeting of Stockholders

to be held on June 10, 2020

The information provided in the “Questions and Answers” format below is for your convenience only and is merely a summary of the information contained in this proxy statement. You should read the entire proxy statement carefully.

QUESTIONS AND ANSWERS ABOUT THE PROXY MATERIALS AND ANNUAL MEETING

Why am I receiving these materials?

This proxy statement and the enclosed form of proxy are furnished in connection with the solicitation of proxies by our board of directors for use at the 2020 annual meeting of stockholders of NantKwest, Inc., a Delaware corporation, and any postponements or adjournments thereof, or the annual meeting. The annual meeting will be held on Wednesday, June 10, 2020 at 9:30 a.m. Pacific Time, via live internet webcast.

Stockholders are invited to attend the annual meeting live via webcast and are requested to vote on the items of business described in this proxy statement. This proxy statement, the accompanying materials and our 2019 annual report are being mailed on or about May 4, 2020, to all stockholders entitled to vote at the annual meeting. A copy of our proxy statement and our 2019 annual report are posted on www.proxydocs.com/NK, and are also available from the SEC on its website at www.sec.gov.

What is a proxy?

A proxy is your legal designation of another person to vote the stock you own. The person you designate is your “proxy,” and you give the proxy authority to vote your shares by submitting the enclosed proxy card, or if available, voting by telephone or the Internet. We have designated Patrick Soon-Shiong, Barry J. Simon, and Steven Yang to serve as proxies for the annual meeting.

What am I voting on?

You are being asked to vote on three (3) proposals:

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the election of seven (7) directors from the nominees named in this proxy statement to hold office until our 2021 annual meeting of stockholders and until their respective successors are duly elected and qualified;

•	an amendment to the Company’s 2015 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 3,000,000 shares; and

•	the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020.

What if other matters are properly brought before the annual meeting?

As of the date of this proxy statement, we are not aware of any other matters that will be presented for consideration at the annual meeting. If any other matters are properly brought before the annual meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment. If for any reason a director nominee is not available as a candidate for director, the persons named as proxy holders will vote your proxy for such other candidate as may be nominated by our board of directors.

How does the board of directors recommend that I vote?

Our board of directors recommends that you vote your shares:

•	“FOR” the election of each of the seven (7) nominees for director named in this proxy statement;

•	“FOR” the amendment to the Company’s 2015 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 3,000,000 shares; and

•	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020.

Who may vote at the annual meeting?

Only stockholders of record as of the close of business on April 16, 2020, the record date for the annual meeting, or the record date, are entitled to vote at the annual meeting. As of the record date, there were 98,498,432 shares of our common stock issued and outstanding, held by 27 holders of record. We do not have cumulative voting rights for the election of directors.

You are invited to attend and vote your shares at the annual meeting live via webcast so long as you register to attend the annual meeting at www.proxydocs.com/NK by 5:00 p.m. Pacific Time on June 8, 2020 (the “Registration Deadline”). You will be asked to provide the control number located inside the shaded gray box on your proxy card (the “Control Number”) as described in the proxy card. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the annual meeting, will be emailed to you.

Stockholder of Record: Shares Registered in Your Name. If, at the close of business on the record date for the annual meeting, your shares were registered directly in your name with our transfer agent, American Stock Transfer & Trust Company, LLC, then you are a stockholder of record. As a stockholder of record, you have the right to grant your voting proxy directly to the individuals listed on the proxy card or to vote live via the internet at the annual meeting.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank, or Other Nominee. If, at the close of business on the record date for the annual meeting, your shares were held, not in your name, but rather in an account at a brokerage firm, bank, or other nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker, bank or other nominee regarding how to vote the shares in your account by following the voting instructions your broker, bank or other nominee provides. You are also invited to attend the annual meeting live via webcast, and you must pre-register at www.proxydocs.com/NK and use your Control Number and other information as requested. Please follow the instructions in subsequent emails you receive. However, since you are not the stockholder of record, you may not vote your shares live via the internet at the annual meeting unless you obtain a valid proxy from your broker, bank or other nominee.

How can I vote my shares?

Stockholder of Record: Shares Registered in Your Name

If you are a stockholder of record, you may vote in one of the following ways:

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You may vote during the annual meeting live via the internet. If you plan to attend the annual meeting live via webcast, you may vote by following the instructions posted at www.proxydocs.com/NK. To be admitted to the annual meeting and vote your shares, you must register by the Registration Deadline and provide the Control Number as described in the proxy card. After completion of your registration by the Registration Deadline, further instructions, including a unique link to access the annual meeting, will be emailed to you.

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You may vote by mail. Complete, sign and date the proxy card that accompanies this proxy statement and return it promptly in the postage-prepaid envelope provided (if you received printed proxy materials). Your completed, signed and dated proxy card must be received prior to the annual meeting.

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You may vote by telephone. To vote over the telephone, dial toll-free (866) 249-5381 and follow the recorded instructions. You will be asked to provide the company number and control number from your proxy card. Telephone voting is available 24 hours a day, 7 days a week, until 5:00 p.m. Eastern Time, on June 9, 2020.

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You may vote via the Internet. To vote via the Internet, go to www.proxypush.com/NK to complete an electronic proxy card (have your proxy card in hand when you visit the website). You will be asked to provide the company number and control number from your proxy card. Internet voting is available 24 hours a day, 7 days a week, until 5:00 p.m. Eastern Time, on June 9, 2020.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee

If you are a beneficial owner of shares held of record by a broker, bank or other nominee, you will receive voting instructions from your broker, bank or other nominee. You must follow the voting instructions provided by your broker, bank or other nominee in order to instruct your broker, bank or other nominee on how to vote your shares. Beneficial owners of shares should generally be able to vote by returning the voting instruction card, or by telephone or via the Internet. However, the availability of telephone or Internet voting will depend on the voting process of your broker, bank, or other nominee. As discussed above, if you are a beneficial owner, you may not vote your shares live via the internet at the annual meeting unless you obtain a legal proxy from your broker, bank or other nominee.

Can I change my vote or revoke my proxy?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record, you can change your vote or revoke your proxy at any time before the annual meeting by:

•	entering a new vote by Internet or telephone (until the applicable deadline for each method as set forth above);

•	returning a later-dated proxy card (which automatically revokes the earlier proxy);

•	providing a written notice of revocation to our corporate secretary at NantKwest, Inc., 2040 E. Mariposa Avenue, El Segundo, California 90245, Attention: Corporate Secretary; or

•

attending the annual meeting and submitting your vote live via the internet. Attendance at the annual meeting live via the internet will not by itself cause your previously granted proxy to be revoked unless you specifically so request.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you are the beneficial owner of your shares, you must contact the broker, bank or other nominee holding your shares and follow their instructions to change your vote or revoke your proxy.

What is the effect of giving a proxy?

Proxies are solicited by and on behalf of our board of directors. The persons named in the proxy, Patrick Soon-Shiong, our Chairman and Chief Executive Officer, Barry J. Simon, our President and Chief Administrative Officer, and Steven Yang, our Corporate Secretary, have been designated as proxies for the annual meeting by our board of directors. When proxies are properly dated, executed and returned, the shares represented by such proxies will be voted at the annual meeting in accordance with the instruction of the stockholder. If no specific instructions are given, however, the shares will be voted in accordance with the recommendations of our board of directors as described above and, if any other matters are properly brought before the annual meeting, the shares will be voted in accordance with the proxies’ judgment.

How many votes do I have?

On each matter to be voted upon at the annual meeting, each stockholder will be entitled to one vote for each share of our common stock held by them on the record date.

What is the quorum requirement for the annual meeting?

A quorum is the minimum number of shares required to be present or represented at the annual meeting for the meeting to be properly held under our amended and restated bylaws and Delaware law. Holders of a majority of the voting power of our outstanding common stock entitled to vote at the annual meeting must be present live via the internet or represented by proxy to hold and transact business at the annual meeting. On the record date, there were 98,498,432 shares outstanding and entitled to vote. Thus, the holders of at least 49,249,217 shares must be present in person or represented by proxy at the annual meeting to have a quorum.

Abstentions, “WITHHOLD” votes, and “broker non-votes” are counted as present and entitled to vote for purposes of determining a quorum. If there is no quorum, the chairman of the meeting or the holders of a majority of the voting power present live via the internet or represented by proxy at the annual meeting and entitled to vote at the annual meeting may adjourn the meeting to another date.

What are broker non-votes?

Broker non-votes occur when a beneficial owner of shares held in “street name” does not give instructions to the broker holding the shares as to how to vote on matters deemed “non-routine” and there is at least one “routine” matter to be voted upon at the meeting. Generally, if shares are held in street name, the beneficial owner of the shares is entitled to give voting instructions to the broker holding the shares. If the beneficial owner does not provide voting instructions, the broker can still vote the shares with respect to matters that are considered to be “routine,” but not with respect to “non-routine” matters. In the event that a broker votes shares on the “routine” matters but does not vote shares on the “non-routine” matters, those shares will be treated as broker non-votes with respect to the “non-routine” proposals. Accordingly, if you own shares through a nominee, such as a broker or bank, please be sure to instruct your nominee how to vote to ensure that your vote is counted on each of the proposals.

What matters are considered “routine” and “non-routine”?

The ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020 (Proposal No. 3) is considered routine under applicable federal securities rules. The election of directors (Proposal No. 1) and approval of an amendment to our 2015 Equity Incentive Plan (Proposal No. 2) are considered “non-routine” under applicable federal securities rules.

What are the effects of abstentions and broker non-votes?

An abstention represents a stockholder’s affirmative choice to decline to vote on a proposal. If a stockholder indicates on its proxy card that it wishes to abstain from voting its shares, or if a broker, bank or other nominee holding its customers’ shares of record causes abstentions to be recorded for shares, these shares will be considered present and entitled to vote at the annual meeting. As a result, abstentions will be counted for purposes of determining the presence or absence of a quorum and will also count as votes against a proposal in cases where approval of the proposal requires the affirmative vote of a majority of the shares present live via the internet or represented by proxy and entitled to vote at the annual meeting (e.g., Proposal No. 2 and Proposal No. 3). However, because the outcome of Proposal No. 1 (election of directors) will be determined by a plurality vote, abstentions will have no impact on the outcome of such proposal as long as a quorum exists.

Broker non-votes will be counted for purposes of calculating whether a quorum is present at the annual meeting but will not be counted for purposes of determining the number of votes cast on a non-routine proposal. Therefore, a broker non-vote will make a quorum more readily attainable but will not otherwise affect the outcome of the vote on any non-routine proposal.

What is the voting requirement to approve each of the proposals?

Proposal No. 1: Election of Directors. The election of directors requires a plurality of the voting power of shares present live via the internet or represented by proxy at the annual meeting and entitled to vote on the election of directors. This means that the seven (7) nominees for director receiving the highest number of “FOR” votes will be elected as directors. You may vote (i) “FOR” each director or (ii) “WITHHOLD” for each director nominee. Because the outcome of this proposal will be determined by a plurality vote, shares voted “WITHHOLD” will have no impact on the outcome of this proposal, but will count towards the quorum requirement for the annual meeting.

Proposal No. 2: Amendment to the Company’s 2015 Equity Incentive Plan. The affirmative “FOR” vote of a majority of shares of our common stock present live via the internet or represented by proxy at the annual meeting and entitled to vote thereon is required to approve an amendment to the Company’s 2015 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 3,000,000 shares. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions are deemed to be votes cast and have the same effect as a vote against the proposal. Broker non-votes are not deemed to be votes cast, are not included in the tabulation of voting results on this proposal, and will not affect the outcome of voting on this proposal.

Proposal No. 3: Ratification of Appointment of Ernst & Young LLP. The ratification of the appointment of Ernst & Young LLP requires the affirmative vote of a majority of the shares present live via the internet or represented by proxy at the annual meeting and entitled to vote thereon to be approved. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions will count towards the quorum requirement for the annual meeting and will have the same effect as a vote against the proposal.

Patrick Soon-Shiong, our Chairman and Chief Executive Officer, beneficially owns approximately 67.5% of our outstanding common stock and has advised us that he intends to vote (1) “FOR” the election of all seven (7) nominees for director named in this proxy statement, (2) “FOR” the amendment to our 2015 Equity Incentive Plan, and (3) “FOR” ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm.

What is the interest of the company’s executive officers and directors in the proposals being voted upon?

None of our executive officers or directors or their associates has any substantial interest in any matter to be acted upon, other than (i) our directors, with respect to the election to office of the directors so nominated, and (ii) our executive officers and directors, with respect to the approval of our 2015 Equity Incentive Plan because they would be eligible to receive awards under the 2015 Equity Incentive Plan.

Who will count the votes?

A representative of Mediant Communications, Inc. will tabulate the votes and act as inspector of elections.

What if I do not specify how my shares are to be voted or fail to provide timely directions to my broker, bank or other nominee?

Stockholder of Record: Shares Registered in Your Name. If you are a stockholder of record and you submit a proxy but you do not provide voting instructions, your shares will be voted:

•	“FOR” the election of each of the seven (7) nominees for director named in this proxy statement;

•	“FOR” the amendment to the Company’s 2015 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 3,000,000 shares; and

•	“FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020.

In addition, if any other matters are properly brought before the annual meeting, the persons named as proxies will be authorized to vote or otherwise act on those matters in accordance with their judgment.

Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Other Nominee. Brokers, banks and other nominees holding shares of common stock in street name for customers are generally required to vote such shares in the manner directed by their customers. In the absence of timely directions, your broker, bank or other nominee will have discretion to vote your shares on our sole “routine” matter – Proposal No. 3 to ratify the appointment of Ernst & Young LLP. Absent direction from you, however, your broker, bank or other nominee will not have the discretion to vote on Proposal No. 1 relating to the election of directors and Proposal No. 2 relating to the amendment to the Company’s 2015 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 3,000,000 shares.

How can I contact NantKwest’s transfer agent?

You may contact our transfer agent by writing American Stock Transfer & Trust Company, LLC, 6201 15th Avenue, Brooklyn, New York 11219. You may also contact our transfer agent via email at help@astfinancial.com or by telephone at (800) 937-5449.

How can I attend the annual meeting?

We will host the annual meeting live via internet webcast. You will not be able to attend the annual meeting in person. Prior registration to attend the annual meeting at www.proxydocs.com/NK is required by 5:00 p.m. Pacific Time on June 8, 2020. A summary of the information you need in order to attend the annual meeting online is provided below:

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Any stockholder may listen to the annual meeting and participate live via the internet at www.proxydocs.com/NK. To be admitted to the annual meeting’s live internet webcast, you must register at www.proxydocs.com/NK by the Registration Deadline as described in the proxy card. The live internet webcast will begin on June 10, 2020 at 9:30 a.m., Pacific Time.

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If a stockholder wishes to ask a question to directors and/or members of management in attendance at the annual meeting, please note that such questions must be submitted in advance of the annual meeting. To submit a question, mark the box on the proxy card when registering to attend the meeting and submit your written question or submit a question at www.proxydocs.com/NK after logging in with your Control Number.

•	Stockholders may vote during the annual meeting live via the internet.

•	A stockholder must register to attend the annual meeting prior to the Registration Deadline, and after doing so, you will be sent a link in an email to join the meeting.

•	Instructions regarding how to connect and participate live via the internet, including how to demonstrate proof of stock ownership, are posted at www.proxydocs.com/NK.

Stockholder of Record: Shares Registered in Your Name. If you were a stockholder of record at the close of business on the record date, follow the instructions regarding how to demonstrate proof of stock ownership posted at www.proxydocs.com/NK.

Beneficial Owners: Shares Registered in the Name of a Broker, Bank or Other Nominee. If you were a beneficial owner at the close of business on the record date, you may not vote your shares live via internet at the annual meeting unless you obtain a “legal proxy” from your broker, bank or other nominee who is the stockholder of record with respect to your shares. You may still attend the annual meeting even if you do not have a legal proxy. Instructions regarding how to demonstrate proof of stock ownership, are posted at www.proxydocs.com/NK.

How are proxies solicited for the annual meeting and who is paying for such solicitation?

Our board of directors is soliciting proxies for use at the annual meeting by means of the proxy materials. We will bear the entire cost of proxy solicitation, including the preparation, assembly, printing, mailing and distribution of the proxy materials. Copies of solicitation materials will also be made available upon request to brokers, banks and other nominees to forward to the beneficial owners of the shares held of record by such brokers, banks or other nominees. The original solicitation of proxies may be supplemented by solicitation by telephone, electronic communication, or other means by our directors, officers or employees. No additional compensation will be paid to these individuals for any such services, although we may reimburse such individuals for their reasonable out-of-pocket expenses in connection with such solicitation. We do not plan to retain a proxy solicitor to assist in the solicitation of proxies.

If you choose to access the proxy materials and/or vote over the Internet, you are responsible for Internet access charges you may incur. If you choose to vote by telephone, you are responsible for telephone charges you may incur.

Where can I find the voting results of the annual meeting?

We will announce preliminary voting results at the annual meeting. We will also disclose voting results on a Current Report on Form 8-K filed with the SEC within four (4) business days after the annual meeting. If final voting results are not available to us in time to file a Current Report on Form 8-K within four (4) business days after the annual meeting, we will file a Current Report on Form 8-K to publish preliminary results and, within four (4) business days after final results are known, file an additional Current Report on Form 8-K to publish the final results.

What does it mean if I receive more than one set of printed materials?

If you receive more than one set of printed materials, your shares may be registered in more than one name and/or are registered in different accounts. Please follow the voting instructions on each set of printed materials, as applicable, to ensure that all of your shares are voted.

I share an address with another stockholder, and we received only one printed copy of the proxy materials. How may I obtain an additional copy of the proxy materials?

We have adopted an SEC-approved procedure called “householding,” under which we can deliver a single copy of the proxy materials and annual report to multiple stockholders who share the same address unless we receive contrary instructions from one or more of the stockholders. This procedure reduces our printing and mailing costs. Stockholders who participate in householding will continue to be able to access and receive separate proxy cards. Upon written or oral request, we will undertake to deliver promptly a separate copy of the proxy materials and annual report to any stockholder at a shared address to which we delivered a single copy of any of these documents. To receive a separate copy, or, if you are receiving multiple copies, to request that we only send a single copy of next year’s proxy materials and annual report, you may contact us as follows:

NantKwest, Inc.

Attention: Corporate Secretary

2040 E. Mariposa Avenue

El Segundo, California 90245

(310) 883-1300

Stockholders who hold shares in street name may contact their brokerage firm, bank, broker-dealer or other nominee to request information about householding.

Is there a list of stockholders entitled to vote at the annual meeting?

The names of stockholders of record entitled to vote at the annual meeting will be available at the annual meeting and from our corporate secretary for ten days prior to the meeting for any purpose germane to the meeting, between the hours of 9:00 a.m. and 4:30 p.m., Pacific Time, at our corporate headquarters located at 2040 E. Mariposa Avenue, El Segundo, California 90245.

When are stockholder proposals due for next year’s annual meeting?

Please see the section entitled “Proposals of Stockholders for 2021 Annual Meeting” in this proxy statement for more information regarding the deadlines for the submission of stockholder proposals for our 2021 annual meeting.

What are the implications of being an “emerging growth company”?

We are an “emerging growth company” under applicable federal securities laws and therefore permitted to take advantage of certain reduced public company reporting requirements. As an emerging growth company, we provide in this proxy statement the scaled disclosure permitted under the Jumpstart Our Business Startups Act of 2012, or the JOBS Act, including certain executive compensation disclosures required of a “smaller reporting company,” as that term is defined in Rule 12b-2 promulgated under the Securities Exchange Act of 1934, as amended, or the Exchange Act. In addition, as an emerging growth company, we are not required to conduct votes seeking approval, on an advisory basis, of the compensation of our named executive officers or the frequency with which such votes must be conducted. We will remain an emerging growth company until the earliest to occur of: (a) December 31, 2020; (b) the last day of the fiscal year in which we have more than $1.07 billion in annual revenue; (c) the end of the fiscal year in which the market value of our common stock that is held by non-affiliates exceeds $700.0 million as of the end of the second quarter of that fiscal year; or (d) the issuance, in any three-year period, by us of more than $1.0 billion in non-convertible debt securities. As of December 31, 2020, we will no longer be an emerging growth company.

What are the implications of being a “smaller reporting company”?

At such time as we are no longer an “emerging growth company,” we may continue to qualify as a “smaller reporting company” under the rules promulgated under the Exchange Act. For so long as we remain a smaller reporting company, we are permitted and plan to rely on exemptions from certain disclosure requirements that are applicable to other public companies that are not smaller reporting companies. These exemptions include reduced disclosure obligations regarding executive compensation. We may take advantage of some or all these exemptions until such time as we are no longer a smaller reporting company.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Composition of the Board

Our business affairs are managed under the direction of our board of directors, which is currently comprised of seven (7) members. Four (4) of the seven (7) directors qualify as “independent” within the meaning of such term as set forth in the listing standards of The Nasdaq Stock Market, LLC, or Nasdaq.

On June 18, 2015, we entered into a letter agreement with Cambridge Equities, LP, or Cambridge, which we refer to as the Cambridge Nominating Agreement. Pursuant to the Cambridge Nominating Agreement, Cambridge has the right to designate one director who shall be nominated by our board of directors or a duly authorized committee thereof, for election to our board of directors for so long as Cambridge or its affiliates directly own more than 20% of the issued and outstanding shares of our common stock, subject to adjustment for stock splits, stock dividends, recapitalizations and similar transactions. Patrick Soon-Shiong, M.D., our Chairman and Chief Executive Officer, also controls the entity that is the general partner of Cambridge, and was selected by Cambridge to hold this board seat. The Cambridge director nominee shall be nominated and recommended for election to the board of directors by our board of directors, subject to any applicable limitations imposed by the Delaware General Corporation Law, or the DGCL, the board of directors’ fiduciary duties to our stockholders and any other applicable law. Cambridge’s right to have a designee nominated or appointed to serve on our board of directors shall automatically terminate whenever Cambridge owns less than 20% of our issued and outstanding shares of common stock.

Additionally, under the terms of his employment agreement, Barry J. Simon, M.D., our President and Chief Administrative Officer, for so long as he remains our employee, shall be nominated and recommended for election to the board of directors at each annual stockholder meeting by our board of directors or a duly authorized committee thereof. If Dr. Simon’s employment with us is terminated for any reason, his membership on our board of directors will also terminate, unless otherwise agreed in writing by us and Dr. Simon.

At each annual meeting of stockholders, the terms of each of our seven (7) incumbent directors expire and all members of our board of directors are standing for election. The seven (7) directors elected at the annual meeting will serve from the time of election and qualification until the earliest of the next annual meeting of stockholders following such election or their resignation or removal.

The following table sets forth the names, ages, and certain other information for each of the directors with terms expiring at the annual meeting (who are also nominees for election as a director at the annual meeting). All information is as of April 16, 2020.

Name	Age	Position
Nominees for Director
Patrick Soon-Shiong, M.D., FRCS (C), FACS	67	Chairman of the Board of Directors and Chief Executive Officer
Barry J. Simon, M.D.	55	President, Chief Administrative Officer and Director
Frederick W. Driscoll(1)(2)(3)	69	Lead Independent Director
Steve Gorlin(4)	82	Director
John C. Thomas, Jr.(1)(2)(3)	66	Director
Michael D. Blaszyk(1)(2)(3)(4)	67	Director
Cheryl L. Cohen(1)(3)(4)	54	Director

(1)	Member of audit committee.
(2)	Member of compensation committee.
(3)	Member of related party transaction committee
(4)	Member of nominating and corporate governance committee.

Nominees for Director

Patrick Soon-Shiong, M.D., FRCS (C), FACS was appointed Chairman of our board of directors and Chief Executive Officer in March 2015. Dr. Soon-Shiong previously served as Co-Chairman of our board of directors from December 2014 to March 2015 and as our Chief Medical Officer from January 2015 to March 2015. In 2011, he founded NantWorks, an ecosystem of companies to create a transformative global health information and next generation pharmaceutical development network, for the secure sharing of genetic and medical information. Dr. Soon-Shiong, a physician, surgeon and scientist, has pioneered novel therapies for both diabetes and cancer, published over 100 scientific papers, and has over 230 issued patents on groundbreaking advancements spanning a myriad of fields. Dr. Soon-Shiong performed the world’s first encapsulated human islet transplant, the first engineered islet cell transplant, and the first pig to man islet cell transplant in diabetic patients. He invented and developed Abraxane, the nation’s first FDA approved protein nanoparticle albumin-bound delivery technology for the treatment of cancer. Abraxane was approved by the FDA for metastatic breast cancer in 2005, lung cancer in 2012, and pancreatic cancer in 2013. Abraxane is now approved in many countries across the globe. From 1997 to 2010, Dr. Soon-Shiong served as founder, Chairman, and CEO of two global pharmaceutical companies, American Pharmaceutical Partners (sold to Fresenius SE for $4.6 billion in 2008) and Abraxis BioScience (sold to Celgene Corporation for $3.8 billion in 2010). In June 2018, Dr. Soon-Shiong became the owner and executive chairman of the Los Angeles Times, San Diego Union-Tribune, Los Angeles Times en Español and other publications under the California Times. Dr. Soon-Shiong also serves as Chairman of the Chan Soon-Shiong Family Foundation and Chairman and CEO of the Chan Soon-Shiong Institute of Molecular Medicine, a nonprofit medical research organization. He was appointed by former House Speaker Paul Ryan to the Health Information Technology Advisory Committee, a committee established by the 21st Century Cures Act that advises the President and his administration on health IT policy and issues with healthcare interoperability and privacy and security, while working with key stakeholders to create standards in these areas. He previously co-chaired the CEO Council for Health and Innovation at the Bipartisan Policy Center and previously served as a member of the Global Advisory Board of Bank of America. He is an Adjunct Professor of Surgery at UCLA and a visiting Professor at the Imperial College of London. The Friends of the National Library of Medicine has honored him with their Distinguished Medical Science Award. Dr. Soon-Shiong holds a degree in medicine from the University of the Witwatersrand and a M.Sc. in science from the University of British Columbia. We believe that Dr. Soon-Shiong is qualified to serve as a member of our board of directors due to his depth of expertise as chairman and chief executive officer of multiple multi-billion dollar companies in the life sciences industry, his broad experience in research and development of pioneering technologies, and his educational background. Pursuant to the Subscription and Investment Agreement between us and Cambridge Equities, LP, or Cambridge, Cambridge has the ability to designate one director who shall be nominated by our board for election to our board of directors for as long as Cambridge continues to hold at least 20% of the issued and outstanding shares of our common stock. Dr. Soon-Shiong was selected by Cambridge to hold this board seat.

Barry J. Simon, M.D. has served as a member of our board of directors since 2007 and as our President and Chief Administrative Officer since January 2017 and President and Chief Operating Officer from March 2015 to December 2016. From 2007 to March 2015, Dr. Simon was also our President and Chief Executive Officer. He also serves as a Director for Viracta Therapeutics, a biopharmaceutical company since July 2017 and as Chairman of the Compensation Committee for Viracta Therapeutics since April 2020, as Chairman of the Board for Cue BioPharma, a biopharmaceutical company since March 2016 and as President, CEO and Chairman for Brink Biologics Inc., a bioanalytics, reagents and testing services company, since March 2015. Previously, Dr. Simon held Vice President, senior level and advisory positions at F. Hoffmann-La Roche, a global healthcare company, Roche Labs, a pharmaceuticals company, Connetics Corporation, a specialty pharmaceutical company, Immunomedics, a biopharmaceutical company, Immusol, a biopharmaceutical company, HealthPro BioVentures, LLC, a healthcare and life sciences investment bank and NorthSound Capital, LLC, a U.S.-based hedge fund. Dr. Simon has broad experience in the public and private settings, having led private and public equity offerings, product and portfolio divestitures and acquisitions, strategic licensing and joint ventures, as well as commercial product launches, IND and BLA regulatory filings, human-enabling programs, manufacturing, quality control and life cycle management. Dr. Simon worked across several therapeutic areas including oncology, virology, ophthalmology and dermatology on products launches including Xeloda®, Pegasys®, Fortovase®, Tamiflu®, Camptobell®, Boniva®, Fuzeon®, Valcyt®, and Accutane®. Dr. Simon attended corporate training programs by the London School of Business and the Amos Tuck School of Business at Dartmouth College. Dr. Simon trained clinically in Infectious Diseases at Albert Einstein College of Medicine, Anesthesiology at The Mount Sinai Medical Center and Internal Medicine at New York University and received his M.D. from the SUNY Downstate Health Sciences Center in New York. We believe that Dr. Simon is qualified to serve as a member of our board of directors because of his extensive medical and scientific knowledge and experience, and senior management experience in the biopharmaceutical industry.

Steve Gorlin has served as a member of our board of directors since January 2014, and served as Vice Chairman of our board from December 2014 to August 2019. Mr. Gorlin previously served as our Executive Chairman from January 2014 to December 2014. Over the past 40 years, he has founded several biotechnology and pharmaceutical companies, including Hycor Biomedical, Inc. (acquired by Agilent), Theragenics Corporation, CytRx Corporation, Medicis Pharmaceutical Corporation (sold to Valeant for approximately $2.6 billion), EntreMed, Inc., MRI Interventions, DARA BioSciences, Inc., MiMedx, and Medivation, Inc. Mr. Gorlin previously served on the Business Advisory Council to the Johns Hopkins School of Medicine and The Johns Hopkins BioMedical Engineering Advisory Board. He also served on the board of the Andrews Institute, Aperisys, Rion, Smartpharm, and Vavotar. He was a founder of a number of non-medical related companies, including Perma-Fix, Inc.; Pretty Good Privacy, Inc. (sold to Network Associates), Judicial Correction Services, Inc. (sold to Correctional Healthcare), and NTC China. He started The Touch Foundation, a nonprofit organization for the blind and was a principal financial contributor to the founding of Camp Kudzu for diabetic children. We believe that Mr. Gorlin is qualified to serve as a member of our board due to his extensive biotechnology and pharmaceutical industry knowledge and substantial experience serving on other boards of directors.

John C. Thomas, Jr. has served as a member of our board of directors since April 2014. Since 2018, Mr. Thomas has served as the Chief Financial Officer and Secretary of SmartPharm Therapeutics, Inc, a genetic research and development company. In late 2017, Mr. Thomas rejoined DemeRx, Inc., a privately held company developing non-additive treatments for drug addiction, as the Chief Financial Officer after previously being the Chief Financial Officer from 2010 to 2013. From 2001 until 2018, Mr. Thomas served as Chief Financial Officer and Secretary, and from 2001 to 2016 as a director of CorMatrix Cardiovascular, a privately held medical device company. He has also served as Chief Financial Officer, Secretary, and Director of Motion Reality, Inc., a motion capture and simulation company, since 1991. From 2012 until 2019, Mr. Thomas served as a director of Novelion Therapeutics, Inc. (formerly QLT, Inc.), a public company focused on rare diseases and was the Chairperson of their Audit and Risk Committee and Nominating and Governance Committee. During the past ten years, Mr. Thomas served as acting Chief Financial Officer for DemeRx, Inc., MRI Interventions, Inc., MiMedx Group, Inc., and DARA BioSciences and as a director of MRI Interventions, Inc. Between 1999 and 2012, Mr. Thomas served as a Trustee and subsequently the Chairman of the Finance Committee of The Walker School, a private school. Mr. Thomas is a Certified Public Accountant and graduated from the University of Virginia, McIntire School of Commerce. We believe that Mr. Thomas is qualified to serve on our board of directors due to his significant financial and accounting knowledge and experience serving on boards of directors of public companies.

Michael D. Blaszyk has served as a member of our board of directors since July 2015. Mr. Blaszyk has served as the chief financial officer and chief corporate officer for Dignity Health (formerly known as Catholic Healthcare West), a not-for-profit public benefit corporation, since December 2000. Prior to joining Dignity Health, Mr. Blaszyk was the Senior Vice President and Chief Financial Officer for University Hospitals Health System in Cleveland, Ohio, a healthcare system, from October 1997 to December 2000. Mr. Blaszyk also previously served as the managing partner of the Northeast region Health Care Provider Consulting Practice for Mercer LLC (formerly known as William M. Mercer), a global consulting firm, and the Executive Vice President at Boston Medical Center, a not-for-profit academic medical center. Mr. Blaszyk currently serves as a Senior Executive Advisor to Beecken Petty O’Keefe & Company. Mr. Blaszyk is a director/manager for Medicus, NantHealth, Lumere, Absolute Dental Management, Himagine and Health Management Associates. He received his bachelor’s degree in life sciences from Wayne State University and his master’s degree in health services administration from the University of Colorado. We believe that Mr. Blaszyk is qualified to serve as a member of our board of directors because of his extensive experience and knowledge in the healthcare industry and his significant financial and accounting background.

Frederick W. Driscoll has served as a member of our board of directors since September 2017. Mr. Driscoll served as Chief Financial Officer at Flexion Therapeutics, Inc., a publicly traded specialty pharmaceutical company, from 2013 until his retirement in March 2017. Prior to Flexion, he was Chief Financial Officer at Novavax, Inc., a publicly traded biopharmaceutical company, from 2009 to 2013. From 2008 to 2009, Mr. Driscoll served as Chief Executive Officer of Genelabs Technologies, Inc., a publicly traded biopharmaceutical and diagnostics company later acquired by GlaxoSmithKline. He previously served as Genelabs’ Chief Financial Officer from 2007 to 2008. From 2000 to 2006, Mr. Driscoll served as Chief Executive Officer at OXiGENE, Inc., a biopharmaceutical company. Mr. Driscoll has also served as Chairman of the Board and Audit Committee Chair at OXiGENE and as a member of the Audit Committee for Cynapsus Therapeutics, Inc., which was sold to Sunovion Pharmaceuticals in 2016. Mr. Driscoll currently serves on the boards of MEI Pharma, Inc., Cue Biotherapeutics, Inc. and Cellectar Biosciences, Inc. He earned a Bachelor’s degree in accounting and finance from Bentley University. We believe that Mr. Driscoll is qualified to serve as a member of our board of directors because of his extensive experience and knowledge in the healthcare industry and his significant financial and accounting background.

Cheryl L. Cohen has served as President of CLC Consulting, a pharmaceutical and biotechnology consulting firm specializing in new product start-up and commercialization, since 2008. Prior to CLC, Ms. Cohen served as Chief Commercial Officer of Medivation, Inc., a publicly traded bio-pharmaceutical company, from September 2011 until July 2014. From November 2007 to September 2008, she served as the Vice President, Strategic Commercial Group, of Health Care Systems, Inc., a Johnson & Johnson company, and from October 1998 to November 2007, she worked at Janssen Biotech, Inc. (formerly Centocor Biotech, Inc.), a Johnson & Johnson company, in a variety of senior sales roles including Vice President, Rheumatology Franchise. Ms. Cohen has served on the board of Aerpio Pharmaceuticals, Inc., a pharmaceutical company, since 2018. Ms. Cohen also served on the board of Vital Therapies, Inc., a therapeutics company, from 2015 until 2019. Since 2015, Ms. Cohen has served on the board of Novus Therapeutics, Inc. (reverse merger of Tokai Pharmaceuticals, Inc.), a publicly traded pharmaceutical company focused on the acquisition, development, and commercialization of ear, nose, and throat products. Since April 2020, Ms. Cohen has served on the board of MEI Pharma, Inc., a publicly traded pharmaceutical company specializing in oncology. Ms. Cohen served on the board of Protein Sciences Corporation, a privately held bio-pharmaceutical company specializing in vaccine development from October 2014 to August 2017, and she served on the board of Cytrx Corporation, a publicly traded bio-pharmaceutical company specializing in oncology, from June 2015 through October 2016. Ms. Cohen began her career at Solvay Pharmaceuticals in a variety of sales positions. Ms. Cohen received her B.A. from Saint Joseph College. We believe that Ms. Cohen is qualified to serve as a member of our board of directors because of her extensive experience and knowledge in the healthcare industry and experience serving on boards of directors of public companies.

Controlled Company Exemption

Patrick Soon-Shiong, M.D., our Chairman and Chief Executive Officer, and entities affiliated with him control a significant majority of our common stock. As a result, we are a “controlled company” within the meaning of the Nasdaq corporate governance standards. Under the Nasdaq corporate governance standards, a company of which more than 50% of the voting power is held by an individual, group or another company is a “controlled company” and may elect not to comply with certain corporate governance standards, including (1) the requirement that a majority of our board of directors consist of independent directors, and (2) the requirement that we have a nominating and corporate governance committee. Although not required by the rules of Nasdaq, our board of directors is currently comprised of a majority of independent directors. Our board of directors has determined that each of Messrs. Thomas, Blaszyk, and Driscoll, and Ms. Cohen, representing four (4) of our seven (7) directors, is “independent” as that term is defined under the rules of Nasdaq. In addition, although not required by the rules of Nasdaq, in August 2019, our board of directors established a nominating and corporate governance committee.

These exemptions do not modify the independence requirements for our audit committee, and we satisfy the member independence requirement for the audit committee under the Nasdaq corporate governance standards and SEC rules and regulations. Audit committee members must also satisfy separate independence criteria set forth in Rule 10A-3, under the Securities Exchange Act of 1934, as amended, or the Exchange Act. Under the rules of Nasdaq, a director will only qualify as an “independent director” if, among other things, in the opinion of that company’s board of directors, that person does not have a relationship that would interfere with the exercise of independent judgment in carrying out the responsibilities of a director.

Director Independence

To be considered independent for purposes of Rule 10A-3 and under the rules of Nasdaq, a member of an audit committee of a listed company may not, other than in his or her capacity as a member of the audit committee, board of directors, or any other board committee: (1) accept, directly or indirectly, any consulting, advisory, or other compensatory fee from the listed company or any of its subsidiaries; or (2) be an affiliated person of the listed company or any of its subsidiaries.

Our board of directors undertook a review of the independence of our directors and considered whether any director has a material relationship with us that could compromise his or her ability to exercise independent judgment in carrying out his or her responsibilities. Based upon information requested from and provided by each director concerning his or her background, employment and affiliations, including family relationships, our board of directors has determined that each of Messrs. Thomas, Blaszyk, and Driscoll, and Ms. Cohen, representing four (4) of our seven (7) directors, is “independent” as that term is defined under the rules of Nasdaq.

In making these determinations, our board of directors considered the relationships that each non-employee director has with us and all other facts and circumstances our board of directors deemed relevant in determining their independence, including consulting relationships, family relationships and the beneficial ownership of our capital stock by each non-employee director.

There are no family relationships among any of our directors or executive officers.

In addition, our Corporate Guidelines require each independent member of the Board (i) shall not have and have not been at any time during the past five years, an employee of NantKwest; (ii) shall have received only de minimis remuneration from service as (or compensation paid to an entity the director is an officer of or controls) an advisor, consultant, or legal counsel to NantKwest/senior management for the preceding three (3) years; (iii) shall have no personal service contract(s) with us or a member of our senior management; and (iv) shall have no business relationships with us during preceding three (3) years that requires us to make a disclosure under Regulation S-K (other than directorship/de minimis remuneration). Also, until January 1, 2024, a majority of the board of directors must have served as a Director less than ten consecutive years.

Role of Board in Risk Oversight Process

One of the key functions of our board of directors is informed oversight of our risk management process. Our board of directors does not have a standing risk management committee, but rather administers this oversight function directly through the board of directors as a whole, as well as through its standing committees that address risks inherent in their respective areas of oversight. In particular, our board of directors is responsible for monitoring and assessing strategic risk exposure. Our audit committee is responsible for reviewing and discussing our major financial risk exposures and the steps our management has taken to monitor and control these exposures, including guidelines and policies with respect to risk assessment and risk management. Our audit committee also monitors compliance with legal and regulatory requirements, in addition to oversight of the performance of our external audit function. Our audit committee and our related party transaction committee review related party transactions. Our nominating and corporate governance committee assists our board in fulfilling its oversight responsibilities with respect to the management of risk associated with board organization, membership and structure, and corporate governance. Our compensation committee assesses and monitors whether any of our compensation policies and programs has the potential to encourage excessive risk-taking. The board believes its leadership structure is consistent with and supports the administration of its risk oversight function.

Board Leadership Structure

As described below, our board of directors is led by directors Dr. Patrick Soon-Shiong and Frederick Driscoll. Dr. Soon-Shiong has served as Chairman of our board of directors and our Chief Executive Officer since March 2015. In addition, Mr. Driscoll, an independent director with substantial board and executive leadership experience, currently serves as our Lead Independent Director.

Lead Independent Director

Our corporate governance guidelines require that we designate a lead independent director in the event that the Chairman of our board of directors is our Chief Executive Officer. Mr. Driscoll has served as our Lead Independent Director since August 2019. The board chose Mr. Driscoll as our Lead Independent Director because of his substantial executive experience in the life sciences industry and his extensive leadership experience.

In addition to NantKwest, Mr. Driscoll has served and continues to serve on the board of directors of other public life sciences companies. In particular, Mr. Driscoll serves on the board of directors of Cue Biopharma, Inc., MEI Pharma, Inc., and Cellectar Biosciences, Inc. As Lead Independent Director, Mr. Driscoll’s responsibilities include:

•	organizing and presiding over executive sessions of our independent directors;

•	acting as the principal liaison between the independent directors and Dr. Soon-Shiong;

•	acting as key adviser to Dr. Soon-Shiong on company matters where appropriate;

•	facilitating discussion among the independent directors on key issues and concerns outside of board meetings; and

•	performing such other duties as our board of directors may from time to time delegate to the Lead Independent Director to assist our board of directors in the fulfillment of its responsibilities.

Our board or directors believes that these responsibilities of the Lead Independent Director appropriately and effectively complement NantKwest’s combined chairman and chief executive officer structure as described below.

Chairman of the Board

Our corporate governance guidelines provide that the board will fill the chairman and chief executive officer positions based upon the board’s view of what is in our best interests at any point in time. Our board of directors believes that Dr. Soon-Shiong’s service as both chairman and chief executive officer, in combination with Mr. Driscoll’s service as Lead Independent Director, is in the best interests of NantKwest and its stockholders.

Given his long tenure with and status within NantKwest, our board of directors believes Dr. Soon-Shiong possesses detailed and in-depth knowledge of the issues, opportunities, and challenges facing NantKwest, and we believe he is best positioned, in consultation with Mr. Driscoll, to develop agendas that ensure that the board’s time and attention is focused on the most critical matters. We also believe that Dr. Soon-Shiong’s combined role enables decisive leadership, ensures clear accountability, and enhances our ability to communicate our message and strategy clearly and consistently to our stockholders and employees.

Board Meetings and Committees

During our fiscal year ended December 31, 2019, our board of directors held eight (8) meetings (including regularly scheduled and special meetings), and each director attended at least 75% of the aggregate of (i) the total number of meetings of our board of directors held during the period for which he or she has been a director and (ii) the total number of meetings held by all committees of our board of directors on which he or she served during the periods that he or she served.

We will make every effort to schedule our annual meeting of stockholders at a time and date to maximize attendance by directors taking into account the directors’ schedules. All directors shall attend our annual meeting of stockholders, subject to extenuating circumstances. Four of our directors attended our 2019 annual meeting of stockholders.

Our board of directors currently has an audit committee, a compensation committee, a nominating and corporate governance committee, and a related party transaction committee, each of which has the composition and the responsibilities described below. As a “controlled company” within the meaning of the Nasdaq corporate governance rules, we are not required to have a nominating and corporate governance committee. Although not required by the rules of Nasdaq, in August 2019, our board of directors established a nominating and corporate governance committee. We also established a related party transaction committee at the same time. Prior to August 2019, our board of directors had an audit committee, a compensation committee, and a strategic committee (which was formally dissolved in August 2019). The composition and responsibilities of each of the committees of our board of directors is described below.

In addition, at least a majority of the Board shall consist of U.S. citizens and/or directors residing in the United States. The independent Directors shall meet in executive session at each regularly scheduled meeting but no less than four (4) times per year.

Audit Committee

The members of our audit committee are John C. Thomas, Jr., Michael D. Blaszyk, Frederick W. Driscoll, and Cheryl L. Cohen. Mr. Thomas serves as the chairperson of our audit committee. Our board of directors has determined that each of the members of our audit committee is an independent director under the Nasdaq listing rules, satisfies the additional independence criteria for audit committee members, and satisfies the requirements for financial literacy under the Nasdaq listing rules and Rule 10A-3 of the Exchange Act, as applicable. Our board has also determined that Messrs. Thomas, Blaszyk, and Driscoll qualify as audit committee financial experts within the meaning of the applicable rules and regulations of the SEC and satisfy the financial sophistication requirements of the Nasdaq listing rules.

Our audit committee oversees our corporate accounting and financial reporting process and assists our board of directors in monitoring our financial systems and our legal and regulatory compliance. Our audit committee also:

•	oversees the work of our independent auditors;

•	approves the hiring, discharging and compensation of our independent auditors;

•	approves engagements of the independent auditors to render any audit or permissible non-audit services;

•	reviews the qualifications, independence and performance of the independent auditors;

•	reviews our financial statements and our critical accounting policies and estimates;

•	reviews the adequacy and effectiveness of our internal controls;

•	reviews our policies with respect to risk assessment and risk management;

•	reviews and monitors our policies and procedures relating to related person transactions in consultation with the related party transaction committee; and

•	reviews and discusses with management and the independent auditors the results of our annual audit, our quarterly financial statements and our publicly filed reports.

Our audit committee operates under a written charter approved by our board of directors that satisfies the applicable rules and regulations of the SEC and the listing requirements of Nasdaq. The charter is available on our website, www.nantkwest.com, under the Investors tab under Corporate Governance. Our audit committee held seven (7) meetings during 2019.

Compensation Committee

The members of our compensation committee are John C. Thomas, Jr., Michael D. Blaszyk, and Frederick W. Driscoll. Mr. Blaszyk serves as the chairperson of our compensation committee. Our board of directors has determined that each member of our compensation committee is an independent director under the current rules of Nasdaq, satisfies the additional independence criteria for compensation committee members under Rule 10C-1 and the Nasdaq listing rules, and is a “non-employee director” within the meaning of Rule 16b-3 under the Exchange Act.

Our compensation committee oversees our corporate compensation programs. The compensation committee also:

•	reviews and recommends for approval by the members of our board of directors policies, plans and arrangements relating to compensation and benefits of our officers and employees;

•	reviews and recommends for approval by the members of our board of directors corporate goals and objectives relevant to compensation of our Chief Executive Officer and other executive officers;

•	evaluates the performance of our executive officers in light of established goals and objectives;

•	recommends compensation of our executive officers based on its evaluations;

•	reviews and discusses with management the compensation discussion and analysis required by SEC rules;

•	engages a compensation consultant, legal counsel or other advisors (other than in-house counsel) to advise on executive compensation and assess the independence of each in accordance with Nasdaq; and

•	evaluates whether any compensation consultant, legal counsel or other advisor (other than in-house legal counsel) has a conflict of interest in accordance with the SEC rules.

Our compensation committee operates under a written charter approved by our board of directors that satisfies the applicable rules and regulations of the SEC and the listing requirements of Nasdaq. The charter is available on our website, www.nantkwest.com, under the Investors tab under Corporate Governance. Our compensation committee held five (5) meetings during 2019.

Nominating and Corporate Governance Committee

Although not required by the rules of Nasdaq, our nominating and corporate governance committee was established effective August 2, 2019. Previously the nominating and corporate governance committee functions were performed by our board of directors. The members of our corporate governance and nominating committee are Steve Gorlin, Michael D. Blaszyk, and Cheryl L. Cohen. Ms. Cohen serves as the chairperson of our nominating and corporate governance committee. Our board of directors has determined that each of Ms. Cohen and Mr. Blaszyk is an independent director under the current rules of Nasdaq for purposes of serving on our nominating and corporate governance committee.

Our nominating and corporate governance committee oversees our nominating and corporate governance programs. The nominating and corporate governance committee also:

•	identifies, evaluates and makes recommendations to our board of directors regarding nominees for election to our board of directors and its committees;

•	considers and makes recommendations to our board of directors regarding the composition of our board of directors and its committees;

•	reviews developments in corporate governance practices;

•	evaluates the adequacy of our corporate governance practices and reporting; and

•	evaluates the performance of our board of directors and of individual directors.

Our nominating and corporate governance committee operates under a written charter approved by our board of directors. The charter is available on our website, www.nantkwest.com, under the Investors tab under Corporate Governance. Our nominating and corporate governance committee did not hold any meetings during 2019.

Related Party Transaction Committee

Our related party transaction committee was established effective August 2, 2019. The members of our related party transaction committee are John C. Thomas, Jr., Michael D Blaszyk, Frederick W. Driscoll, and Cheryl L. Cohen. Mr. Thomas serves as the chairperson of our related party transaction committee. Our board of directors has determined that each of Messrs. Thomas, Blaszyk, and Driscoll, and Ms. Cohen is an independent director under the current rules of Nasdaq.

Our related party transaction committee reviews and approves related party transactions.

Our related party transaction committee operates under a written charter approved by our board of directors. The charter is available on our website, www.nantkwest.com, under the Investors tab under Corporate Governance. Our related party transaction committee held two (2) meetings during 2019.

Strategic Committee

In March 2018, our board of directors created our strategic committee and in August 2019, our board dissolved our strategic committee. Immediately prior to the dissolution of our strategic committee, John C. Thomas, Jr., Michael D. Blaszyk, and Frederick W. Driscoll, each of whom is a non-employee director, comprised our strategic committee. The purpose of our strategic committee was to ensure board oversight and engagement with respect to acquisitions, financing initiatives, related party commercial agreements, and other strategic and corporate development initiatives. In this role, members of the committee periodically met with and provided feedback to key members of management and reported to the full board of directors on the committee’s findings in conjunction with regularly scheduled meetings.

Our strategic committee operated under a written charter approved by our board of directors. Our strategic committee did not hold any meetings during 2019.

Compensation Committee Interlocks and Insider Participation

None of our executive officers currently serves, or in the past year has served, as a member of the compensation committee, or other board committee performing equivalent functions (or in the absence of any such committee, the entire board of directors), or director of any entity that has one or more executive officers serving on our compensation committee or our board of directors. None of the members of our compensation committee during the last fiscal year, which included John C. Thomas, Jr., Michael D. Blaszyk, and Frederick W. Driscoll, has been an officer or employee of our company.

Considerations in Evaluating Director Nominees

Our nominating and corporate governance committee was established on August 2, 2019. Prior to August 2, 2019, the corporate governance and nominating functions were performed by our board of directors. As a “controlled company” within the meaning of the Nasdaq corporate governance rules, we are not required to have a nominating and corporate governance committee.

As described above, under the terms of the letter agreement with Cambridge Equities, LP, or Cambridge, dated June 18, 2015, or the Cambridge Nominating Agreement, Cambridge has the right to designate an individual to be nominated and recommended for election by our board of directors. Additionally, under the terms of Dr. Simon’s employment agreement with the company, the board of directors is also obligated to nominate and recommend Dr. Simon for election to our board of directors for so long as he is employed by the company.

Our nominating and corporate governance committee uses the following procedures to identify and evaluate any individual recommended or offered for nomination to the board of directors:

•

The nominating and corporate governance committee will consider candidates recommended by stockholders in the same manner as candidates recommended to the nominating and corporate governance committee from other sources.

•

The nominating and corporate governance committee will consider in each pool of candidates considered for nomination to our board of directors at least one woman or one member of an “underrepresented population,” meaning a subset of a population that holds a smaller percentage within a significant subgroup than the subset holds in the general population, such as African Americans, American Indians, Alaska Natives, and Latinos.

•	In its evaluation of director candidates, including the members of our board of directors eligible for re-election, the nominating and corporate governance committee will consider the following:

•	The current size and composition of our board of directors and the needs of the board and its respective committees.

•

Factors such as character, integrity, judgment, diversity of background (including gender diversity) and experience, independence, area of expertise, corporate experience, length of service, potential conflicts of interest, other commitments, and other similar factors. The nominating and corporate governance committee evaluates these factors, among others, and does not assign any particular weighting or priority to any of these factors.

•	Other factors that our nominating and corporate governance committee may consider appropriate.

Our nominating and corporate governance committee also focuses on issues of diversity, such as diversity in experience, international perspective, background, expertise, skills, age, gender, and ethnicity. Our board of directors believes that it is essential that members of our board of directors represent diverse viewpoints.

Our nominating and corporate governance committee requires that any nominee for a position on the board of directors must satisfy the following minimum qualifications:

•	the highest personal and professional ethics and integrity;

•	proven achievement and competence in the nominee’s field and the ability to exercise sound business judgment;

•	skills that are complementary to those of the existing board;

•	the ability to assist and support management and make significant contributions to the company’s success; and

•	an understanding of the fiduciary responsibilities required of a member of the board and the commitment of time and energy necessary to diligently carry out those responsibilities.

If our nominating and corporate governance committee determines that an additional or replacement director is required, our nominating and corporate governance committee may take such measures as it considers appropriate in connection with its evaluation of a director candidate, including candidate interviews, inquiry of the person or persons making the recommendation or nomination, engagement of an outside search firm to gather additional information, or reliance on the knowledge of the members of the nominating and corporate governance committee, the board, or management.

Our nominating and corporate governance committee has discretion to decide which individuals to recommend for nomination as directors, and our board of directors has the final authority in determining the selection of director candidates for nomination to our board. After completing its review and evaluation of director candidates, our nominating and corporate governance committee and our board of directors unanimously recommends all seven (7) of the director nominees for election named in this proxy statement.

Stockholder Recommendations for Nominations to Our Board of Directors

It is the policy of the nominating and corporate governance committee to consider recommendations for candidates to our board of directors from stockholders holding no less than one percent (1%) of the outstanding shares of our common stock continuously for at least twelve (12) months prior to the date of the submission of the recommendation or nomination.

A stockholder that wishes to recommend a candidate for consideration by the committee as a potential candidate for director must direct the recommendation in writing to NantKwest, Inc., 2040 E. Mariposa Avenue, El Segundo, California 90245, Attention: Corporate Secretary, and must include the candidate’s name, home and business contact information, detailed biographical data, relevant qualifications, class and number of shares of our capital stock that are held by the nominee, a signed letter from the candidate confirming willingness to serve, information regarding any relationships between us and the candidate and evidence of the recommending stockholder’s ownership of our stock. Such recommendation must also include a statement from the recommending stockholder in support of the candidate, particularly within the context of the criteria for board membership, including issues of character, integrity, judgment, and diversity of experience, independence, area of expertise, corporate experience, potential conflicts of interest, other commitments and the like and personal references. Our nominating and corporate governance committee will consider the recommendation but will not be obligated to take any further action with respect to the recommendation.

Communications with the Board of Directors

In cases where stockholders or other interested parties wish to communicate directly with our non-management directors, messages can be sent to NantKwest, Inc., 2040 E. Mariposa Avenue, El Segundo, California 90245, Attention: Corporate Secretary. Our corporate secretary monitors these communications and will forward to our designated legal counsel to provide a summary of all received messages to the board at each regularly scheduled meeting. Our board typically meets on a quarterly basis. Where the nature of a communication warrants, our designated legal counsel, may determine, in his or her judgment, to obtain the more immediate attention of the appropriate committee of the board or non-management director, of independent advisors or of our management, as our designated legal counsel considers appropriate.

Our designated legal counsel may decide in the exercise of his or her judgment whether a response to any stockholder or interested party communication is necessary.

This procedure for stockholder and other interested party communications with the non-management directors is administered by our nominating and corporate governance committee. This procedure does not apply to (a) communications to non-management directors from our officers or directors who are stockholders, (b) stockholder proposals submitted pursuant to Rule 14a-8 under the Exchange Act, or (c) communications to the audit committee pursuant to our procedures for complaints regarding accounting and auditing matters.

Code of Business Conduct and Ethics

Our board of directors has adopted a written code of business conduct and ethics that applies to our directors, officers and employees, including our principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and agents and representatives, including consultants. A copy of the code of business conduct is available on our website, www.nantkwest.com, under the Investors tab under Corporate Governance. If we make any substantive amendments to, or grant any waivers from, the code of business conduct and ethics for any officer or director, we will disclose the nature of such amendment or waiver on our website.

Director Compensation

From May 2017 through August 2019, all non-employee directors were entitled to receive the following cash compensation for their services:

•	$50,000 per year for service as a member of the board of directors;

•	$10,000 per year additionally for service as chairperson of the audit committee;

•	$10,000 per year additionally for service as an audit committee member;

•	$7,500 per year additionally for service as chairperson of the compensation committee;

•	$7,500 per year additionally for service as a compensation committee member;

•	$7,500 per year additionally for service as chairperson of the strategic committee; and

•	$7,500 per year additionally for service as a strategic committee member.

All cash payments to non-employee directors were paid quarterly in arrears on a prorated basis.

In August 2019, after reviewing data provided by Mercer, an independent compensation consultant, regarding practices at comparable companies, the compensation committee revised the director compensation for non-employee directors as follows. From August 2019 to present, all non-employee directors are entitled to receive the following cash compensation for their services:

•	$50,000 per year for service as a member of the board of directors;

•	$20,000 per year additionally for service as lead independent director;

•	$10,000 per year additionally for service as chairperson of the audit committee;

•	$10,000 per year additionally for service as an audit committee member;

•	$7,500 per year additionally for service as chairperson of the compensation committee;

•	$7,500 per year additionally for service as a compensation committee member;

•	$7,500 per year additionally for service as chairperson of the nominating and corporate governance committee;

•	$7,500 per year additionally for service as a nominating and corporate governance committee member;

•	$7,500 per year additionally for service as chairperson of the related party transaction committee; and

•	$7,500 per year additionally for service as a related party transaction committee member.

All cash payments to non-employee directors are paid quarterly in arrears on a prorated basis.

In October 2019, the terms of our outside director compensation policy were further amended so that new non-employee directors receive, upon becoming a non-employee director, an initial award of stock options to purchase 200,000 shares of our common stock at a per-share exercise price equal to the fair market value of a share of our common stock on the first trading date on or after the date on which such individual first becomes a non-employee director. The initial award shall vest in three (3) equal installments on each anniversary of the date the applicable non-employee director’s service commenced, in each case subject to the non-employee director continuing to be a service provider through the applicable vesting date.

Our outside director compensation policy, as amended in October 2019, also provides for an annual award to continuing non-employee directors who have served as a non-employee director for at least six (6) months on the date of each annual meeting of stockholders of stock options to purchase 100,000 shares of our common stock at a per-share exercise price equal to the fair market value of a share of our common stock on the date of each annual meeting. The annual award shall vest on the earlier of the one-year anniversary of the date the annual award is granted, or the day prior to the date of the annual meeting next following the date the annual award is granted, in each case, subject to the non-employee director continuing to be a service provider through the applicable vesting date.

We also reimburse our directors for expenses associated with attending meetings of our board of directors and committees of our board of directors. Directors who are also our employees receive no additional compensation for their service as a director.

Our outside director compensation policy further provides that in any given fiscal year, a non-employee director may not receive cash compensation and equity awards with an aggregate value greater than $750,000 (determined in accordance with accounting principles generally accepted in the United States of America). Any cash compensation paid or awards granted to an individual for his or her services as an employee or a consultant (other than as a non-employee director) will not count for purposes of this limitation.

Our 2015 Equity Incentive Plan, or the 2015 Plan, provides that in the event of a merger or change in control, as defined in our 2015 Plan, each outstanding equity award granted under our 2015 Plan that is held by a non-employee director will fully vest, all restrictions on the shares subject to such award will lapse, and with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels, and all of the shares subject to such award will become fully exercisable, if applicable.

Director Compensation Table

The following table sets forth information regarding compensation earned or paid to our directors during the year ended December 31, 2019.

Name	Fees or Compensations Earned or Paid in Cash ($)	Stock Awards ($)(1)	Total ($)
Steve Gorlin(2)	74,219	100,000	174,219
John C. Thomas, Jr.(3)	88,098	100,000	188,098
Michael D. Blaszyk(4)	85,598	100,000	185,598
Frederick W. Driscoll(5)	108,288	100,000	208,288
Cheryl L. Cohen(6)	43,414	325,000	368,414

(1)

Amounts represent the aggregate grant date fair value of the restricted stock unit awards calculated in accordance with accounting standards generally accepted in the United States of America. See Note 2 of the notes to our audited consolidated financial statements included in our 2019 annual report for a discussion of valuation assumptions made in determining the grant date fair value and compensation expense of our restricted stock unit awards.

(2)	Mr. Gorlin had options to purchase 635,682 shares of our common stock outstanding and 92,592 restricted stock units outstanding as of December 31, 2019.
(3)	Mr. Thomas had no options to purchase shares of our common stock outstanding and 92,592 restricted stock units outstanding as of December 31, 2019.
(4)	Mr. Blaszyk had no options to purchase shares of our common stock outstanding and 92,592 restricted stock units outstanding as of December 31, 2019.
(5)	Mr. Driscoll had no options to purchase shares of our common stock outstanding and 110,799 restricted stock units outstanding as of December 31, 2019.
(6)

Ms. Cohen joined our board of directors in June 2019. Ms. Cohen had no options to purchase shares of our common stock outstanding and 300,925 restricted stock units outstanding as of December 31, 2019.

PROPOSAL NUMBER 1

ELECTION OF DIRECTORS

Our board of directors is currently composed of seven (7) directors. At the annual meeting, seven (7) directors will be elected to our board of directors by the holders of our common stock to serve for a one year term expiring at the 2021 annual meeting of stockholders. Each director’s term continues until the election and qualification of his or her successor, or such director’s earlier death, resignation or removal.

As a “controlled company” within the meaning of the Nasdaq corporate governance rules, we are not required to have a nominating and corporate governance committee. Although not required by the rules of Nasdaq, in August 2019 our board of directors established a nominating and corporate governance committee. Our Nominating and Corporate Governance Committee is responsible for identifying, evaluating and selecting director nominees for the company.

As described above, under the terms of the letter agreement with Cambridge Equities, LP, dated June 18, 2015, or the Cambridge Nominating Agreement, Cambridge has the right to designate an individual to be nominated and recommended for election by our board of directors. Additionally, under the terms of Dr. Simon’s employment agreement with the company, the board is also obligated to nominate and recommend Dr.  Simon for election to our board of directors for so long as he is employed by the company.

Nominees for Director

Our Nominating and Corporate Governance Committee has nominated Patrick Soon-Shiong, M.D., Barry J. Simon, M.D., Steve Gorlin, John C. Thomas, Jr., Michael D. Blaszyk, Frederick W. Driscoll, and Cheryl L. Cohen, each a current director, as nominees for reelection to our board of directors at the annual meeting. If elected, each of the aforementioned nominees will serve as a director until the 2021 annual meeting and until his or her respective successor is duly elected and qualified. For more information concerning the nominees, please see the section entitled “Board of Directors and Corporate Governance.”

Drs. Soon-Shiong and Simon, Messrs. Gorlin, Thomas, Blaszyk, and Driscoll, and Ms. Cohen have each agreed to serve, if elected, and management has no reason to believe that they will be unavailable to serve. In the event a nominee is unable or declines to serve as a director at the time of the annual meeting, proxies will be voted for any nominee who may be designated by the present board of directors to fill the vacancy.

Required Vote

The directors elected to the board of directors will be elected by a plurality of the voting power of shares present live via the internet or represented by proxy and entitled to vote on the election of directors. In other words, the seven (7) nominees receiving the highest number of “FOR” votes will be elected as directors. Shares represented by executed proxies will be voted, if authority to do so is not expressly withheld, for the election of Patrick Soon-Shiong, M.D., Barry J. Simon, M.D., Steve Gorlin, John C. Thomas, Jr., Michael D. Blaszyk, Frederick W. Driscoll, and Cheryl L. Cohen. Broker non-votes will have no effect on this proposal.

Board Recommendation

Our board of directors recommends a vote “FOR” the election of each of the seven (7) nominees to the board of directors.

PROPOSAL NUMBER 2

APPROVAL OF AMENDMENT TO

NANTKWEST’S 2015 EQUITY INCENTIVE PLAN (AS AMENDED AND RESTATED JUNE 6, 2019)

The company’s stockholders are being asked to approve an amendment to the company’s 2015 Equity Incentive Plan (as Amended and Restated June 6, 2019), or the 2015 Plan, which would increase the number of shares of common stock reserved for issuance under the 2015 Plan by 3,000,000 shares. A copy of the 2015 Equity Incentive Plan, as amended by this proposal, is set forth in this proxy statement as Appendix A.

The 2015 Plan is the only equity plan of the company available for grant of equity awards to employees, directors and consultants of the company. If our stockholders approve the amendment, the total number of shares of our common stock that will be reserved for issuance under the 2015 Plan will be 10,249,857 shares (representing approximately 10.4% of our outstanding common stock as of March 31, 2020) plus any additional shares added pursuant to expiration, termination or forfeiture of outstanding awards under the 2014 Equity Incentive Plan, or the 2014 Plan, pursuant to the 2015 Plan’s terms following March 31, 2020. Our compensation committee and our board of directors considered the following when determining the number of shares to reserve for issuance under the 2015 Plan:

Number of Shares Remaining under the 2015 Plan. As of March 31, 2020 the number of shares that remained available for issuance under the 2015 Plan was 4,291,998 shares plus any shares subject to outstanding equity awards granted under our 2015 Plan or our 2014 Plan, that return to the 2015 Plan due to expiration, termination or forfeiture thereof pursuant to the 2015 Plan’s terms. Any shares made subject to new awards granted under the 2015 Plan between March 31, 2020, and the date the amendment to the 2015 Plan is approved by our stockholders will reduce the shares available for issuance under the 2015 Plan. As of March 31, 2020, (i) options to purchase an aggregate of 2,255,450 shares of the company’s common stock were outstanding under the 2015 Plan, with a weighted average exercise price of $17.22 per share and a weighted average remaining contractual life of 6.4 years; and (ii) options to purchase an aggregate of 2,251,500 shares of the company’s common stock were outstanding under the 2014 Plan, with a weighted average exercise price of $1.51 per share and a weighted average remaining contractual life of 4.8 years. In addition, as of March 31, 2020, a total of 1,102,528 restricted stock units were outstanding under the 2015 Plan with a weighted average remaining vesting period of 2.0 years.

Overhang. As of March 31, 2020, 3,357,978 shares of common stock were subject to equity awards under our 2015 Plan, 2,251,500 shares of common stock were subject to outstanding equity awards under our 2014 Plan, and 4,291,998 shares of common stock were available for future grant under the 2015 Plan (excluding the 3,000,000 shares discussed in this proposal and subject to approval at the Annual Meeting).

Historical Grant Practices. Our compensation committee and our board of directors considered the number of equity awards that we granted since our initial public offering. Since our initial public offering, which was completed in July 2015, we granted equity awards representing a total of approximately 6.2 million shares.

External Factors. In determining the number of shares to request for approval under the 2015 Plan amendment, our compensation committee and our board of directors also considered various other factors, including our current stock price, prior grants made to our employees, and guidance from Mercer, our compensation committee’s independent compensation consultant.

After consideration of these factors, our compensation committee determined that a 3,000,000 share reserve increase would be appropriate to be able to properly incentivize future and current employees, at least for the immediate term. If stockholders do not approve the proposed 3,000,000 share increase, in order to remain competitive in hiring and retaining high quality employees, it may become necessary to replace components of compensation previously awarded in equity with cash. We do not believe increasing cash compensation to make up for any shortfall in equity compensation would be practical or advisable because we believe that a combination of equity awards and cash compensation provide a more effective compensation strategy than cash alone for attracting, retaining and motivating our employees long-term and aligning employees’ and stockholders’ interests. In addition, any significant increase in cash compensation in lieu of equity awards could substantially increase our operating expenses and increase the negative cash flow from our operations, which could adversely affect our business results and could adversely affect our business strategy, including the research and development of innovative new products.

Summary of the 2015 Plan

Our board of directors adopted the 2015 Plan in connection with the company’s 2015 initial public offering, or IPO. Our 2015 Plan permits the grant of incentive stock options, within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended, or the Code, to our employees and any parent and subsidiary corporations’ employees, and for the grant of nonstatutory stock options, restricted stock, restricted stock units, stock appreciation rights, performance units and performance shares to our employees, directors and consultants and our parent and subsidiary corporations’ employees and consultants. As of March 31, 2020 we had four (4) non-employee directors and approximately 153 employees, including our employee directors.

Authorized Shares

Subject to the adjustment provisions contained in the 2015 Plan, a total of 7,649,976 shares of our common stock are currently reserved for issuance pursuant to the 2015 Plan, which includes 1,829,165 shares added to the 2015 Plan from the 2014 Plan as of March 31, 2020, plus any shares subject to stock options or similar awards granted under the 2014 Plan that expire or otherwise terminate without having been exercised in full and shares issued pursuant to awards granted under the 2014 Plan that are forfeited to or repurchased by the company. As of March 31, 2020, there were 2,251,500 shares subject to stock options outstanding under the 2014 Plan. If this amendment is approved by our stockholders, a total of 10,249,857 shares of our common stock will be reserved for issuance pursuant to the 2015 Plan, plus any additional shares added pursuant to outstanding awards under the 2014 Plan pursuant to the 2015 Plan’s terms following March 31, 2020. The shares may be authorized, but unissued, or reacquired common stock of the company. As of March 31, 2020, awards covering 3,357,978 shares have been granted under the 2015 Plan, and 4,291,998 shares remained available for issuance under the 2015 Plan.

If an award under the 2015 Plan expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program, or, with respect to restricted stock, restricted stock units, performance units or performance shares, is forfeited or repurchased due to failure to vest, the unpurchased shares (or for awards other than stock options or stock appreciation rights, the forfeited or repurchased shares) will become available for future grant or sale under our 2015 Plan. With respect to stock appreciation rights, the net shares issued will cease to be available under the 2015 Plan and all remaining shares will remain available for future grant or sale under the 2015 Plan. Shares that actually have been issued under the 2015 Plan under any award will not be returned to the 2015 Plan and will not become available for future distribution under the 2015 Plan, provided that if shares issued pursuant to awards of restricted stock, restricted stock units, performance shares or performance units are repurchased by the company or are forfeited to the company, such shares will become available for future grant under the 2015 Plan. Shares used to pay the exercise price of an award or satisfy the tax withholding obligations related to an award will become available for future grant or sale under our 2015 Plan. To the extent an award is paid out in cash rather than shares, such cash payment will not result in reducing the number of shares available for issuance under our 2015 Plan.

In the event that any dividend or other distribution (whether in the form of cash, shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of shares or other securities of the company, or other change in the corporate structure of the company affecting the shares occurs, the administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the 2015 Plan, will adjust the number and class of shares that may be delivered under the 2015 Plan and/or the number, class, and price of shares covered by each outstanding award, and the numerical share limit as provided for in the 2015 Plan.

Plan Administration

Our board of directors or one or more committees appointed by our board of directors administers our 2015 Plan. In the case of awards intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the Code, the committee will consist of two or more “outside directors” within the meaning of Section 162(m). However, because of a change in the tax laws, as of November 2, 2017, we have not been able to grant awards that would qualify as performance-based compensation under Section 162(m). In addition, if we determine it is desirable to qualify transactions under the 2015 Plan as exempt under Rule 16b-3 of the Securities and Exchange Act of 1934, as amended, or Rule 16b-3, such transactions will be structured to satisfy the requirements for exemption under Rule 16b-3. Subject to the provisions of our 2015 Plan, the administrator has the power to administer the plan, including but not limited to, the power to interpret the terms of our 2015 Plan and awards granted under it, to create, amend and revoke rules relating to our 2015 Plan, including creating sub-plans, and to determine the terms of the awards, including the exercise price, the number of shares subject to each such award, the exercisability of the awards and the form of consideration, if any, payable upon exercise. The administrator also has the authority to amend existing awards to reduce or increase their exercise price, to allow participants the opportunity to transfer outstanding awards to a financial institution or other person or entity selected by the administrator and to institute an exchange program by which outstanding awards may be surrendered in exchange for awards of the same type which may have a higher or lower exercise price or different terms, awards of a different type and/or cash.

Stock Options

Stock options may be granted under our 2015 Plan. The exercise price of options granted under our 2015 Plan must at least be equal to the fair market value of our common stock on the date of grant. The term of an incentive stock option may not exceed ten (10) years, except that with respect to any participant who owns more than 10% of the voting power of all classes of our outstanding stock, the term must not exceed five (5) years and the exercise price must equal at least 110% of the fair market value on the grant date. The administrator will determine the methods of payment of the exercise price of an option, which may include cash, shares or other property acceptable to the administrator, as well as other types of consideration permitted by applicable law. After the termination of service of an employee, director or consultant, he or she may exercise his or her option for the period of time stated in his or her option agreement. Generally, if termination is due to death or disability, the option will remain exercisable for twelve (12) months. In all other cases, the option will generally remain exercisable for three (3) months following the termination of service. However, in no event may an option be exercised later than the expiration of its term. Subject to the provisions of our 2015 Plan, the administrator determines the other terms of options.

Stock Appreciation Rights

Stock appreciation rights may be granted under our 2015 Plan. Stock appreciation rights allow the recipient to receive the appreciation in the fair market value of our common stock between the exercise date and the date of grant. Stock appreciation rights may not have a term exceeding ten (10) years. After the termination of service of an employee, director or consultant, he or she may exercise his or her stock appreciation right for the period of time stated in his or her stock appreciation rights agreement. However, in no event may a stock appreciation right be exercised later than the expiration of its term. Subject to the provisions of our 2015 Plan, the administrator determines the other terms of stock appreciation rights, including when such rights become exercisable and whether to pay any increased appreciation in cash or with shares of our common stock, or a combination thereof, except that the per share exercise price for the shares to be issued pursuant to the exercise of a stock appreciation right will be no less than 100% of the fair market value per share on the date of grant.

Restricted Stock

Restricted stock may be granted under our 2015 Plan. Restricted stock awards are grants of shares of our common stock that vest in accordance with terms and conditions established by the administrator. The administrator will determine the number of shares of restricted stock granted to any employee, director or consultant and, subject to the provisions of our 2015 Plan, will determine the terms and conditions of such awards. The administrator may impose whatever conditions for lapse of the restriction on the shares it determines to be appropriate (for example, the administrator may set restrictions based on the achievement of specific performance goals or continued service to us); provided, however, that the administrator, in its sole discretion, may accelerate the time at which any restrictions will lapse or be removed. Recipients of restricted stock awards generally will have voting and dividend rights with respect to such shares upon grant without regard to the restriction, unless the administrator provides otherwise. Shares of restricted stock as to which the restrictions have not lapsed are subject to our right of repurchase or forfeiture.

Restricted Stock Units

Restricted stock units may be granted under our 2015 Plan. Restricted stock units are bookkeeping entries representing an amount equal to the fair market value of one share of our common stock. Subject to the provisions of our 2015 Plan, the administrator will determine the terms and conditions of restricted stock units, including the vesting criteria (which may include accomplishing specified performance criteria or continued service to us) and the form and timing of payment. Notwithstanding the foregoing, the administrator, in its sole discretion, may accelerate the time at which any restricted stock units will vest.

Performance Units and Performance Shares

Performance units and performance shares may be granted under our 2015 Plan. Performance units and performance shares are awards that will result in a payment to a participant only if performance goals established by the administrator are achieved or the awards otherwise vest. The administrator will establish organizational or individual performance goals or other vesting criteria in its discretion, which, depending on the extent to which they are met, will determine the number and/or the value of performance units and performance shares to be paid out to participants. After the grant of a performance unit or performance share, the administrator, in its sole discretion, may reduce or waive any performance criteria or other vesting provisions for such performance units or performance shares. Performance units shall have an initial dollar value established by the administrator prior to the grant date. Performance shares shall have an initial value equal to the fair market value of our common stock on the grant date. The administrator, in its sole discretion, may pay earned performance units or performance shares in the form of cash, in shares or in some combination.

Non-employee Directors

Our 2015 Plan provides that all non-employee directors are eligible to receive all types of awards (except for incentive stock options) under the 2015 Plan. Our 2015 Plan provides that in any given fiscal year, a non-employee director may not receive awards greater than 175,000 shares, which limit is increased to 300,000 shares in connection with awards granted in the fiscal year of his or her initial service as a non-employee director. Our 2015 Plan further provides that, in the event of a change in control, as defined in our 2015 Plan, each outstanding equity award granted under our 2015 Plan that is held by a non-employee director will fully vest, all restrictions on the shares subject to such award will lapse, and with respect to awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels, and all of the shares subject to such award will become fully exercisable, if applicable.

Our outside director compensation policy further provides that in any given fiscal year, a non-employee director may not receive cash compensation and equity awards with an aggregate value greater than $750,000 (determined in accordance with accounting principles generally accepted in the United States of America). Any cash compensation paid or awards granted to an individual for his or her services as an employee or a consultant (other than as a non-employee director) will not count for purposes of this limitation.

Non-transferability of Awards

Unless the administrator provides otherwise, our 2015 Plan generally does not allow for the transfer of awards and only the recipient of an award may exercise an award during his or her lifetime.

Change in Control

Our 2015 Plan provides that in the event of a change in control, as defined under the 2015 Plan, each outstanding award will be treated as the administrator determines, except that if a successor corporation or its parent or subsidiary does not assume or substitute an equivalent award for any outstanding award, then such award will fully vest, all restrictions on the shares subject to such award will lapse, all performance goals or other vesting criteria applicable to the shares subject to such award will be deemed achieved at 100% of target levels and all of the shares subject to such award will become fully exercisable, if applicable, for a specified period prior to the transaction. In addition, if an option or stock appreciation right is not assumed or substituted for, the administrator will notify the participant in writing or electronically that the option or stock appreciation right will be exercisable for a period of time determined by the administrator, in its sole discretion, and the option or stock appreciation right will terminate upon the expiration of such period. The award will then terminate upon the expiration of the specified period of time.

Amendment or Termination

The administrator will have the authority to amend, suspend or terminate the 2015 Plan, provided such action will not impair the existing rights of any participant. Our 2015 Plan will automatically terminate in 2025, unless we terminate it sooner.

Summary of U.S. Federal Income Tax Consequences

The following summary is intended only as a general guide to the U.S. federal income tax consequences of participation in the 2015 Plan. The summary is based on existing U.S. laws and regulations as of April 16, 2020, and there can be no assurance that those laws and regulations will not change in the future. The summary does not purport to be complete and does not discuss the tax consequences upon a participant’s death, or the provisions of the income tax laws of any municipality, state or foreign country in which the participant may reside. As a result, tax consequences for any particular participant may vary based on individual circumstances.

Incentive Stock Options

A participant recognizes no taxable income for regular income tax purposes as a result of the grant or exercise of an option that qualifies as incentive stock option under Section 422 of the Code. If a participant exercises the option and then later sells or otherwise disposes of the shares acquired through the exercise of the option after both the two-year anniversary of the date the option was granted and the one-year anniversary of the exercise, the participant will recognize a capital gain or loss equal to the difference between the sale price of the shares and the exercise price, and we will not be entitled to any deduction for federal income tax purposes.

However, if the participant disposes of such shares either on or before the two-year anniversary of the date of grant or on or before the one-year anniversary of the date of exercise (a “disqualifying disposition”), any gain up to the excess of the fair market value of the shares on the date of exercise over the exercise price generally will be taxed as ordinary income, unless the shares are disposed of in a transaction in which the participant would not recognize a gain (such as a gift). Any gain in excess of that amount will be a capital gain. If a loss is recognized, there will be no ordinary income, and such loss will be a capital loss. Any ordinary income recognized by the participant upon the disqualifying disposition of the shares generally should be deductible by us for federal income tax purposes, except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code.

For purposes of the alternative minimum tax, the difference between the option exercise price and the fair market value of the shares on the exercise date is treated as an adjustment item in computing the participant’s alternative minimum taxable income in the year of exercise. In addition, special alternative minimum tax rules may apply to certain subsequent disqualifying dispositions of the shares or provide certain basis adjustments or tax credits for purposes of the alternative minimum tax rules.

Nonstatutory Stock Options

A participant generally recognizes no taxable income as a result of the grant of such an option. However, upon exercising the option, the participant normally recognizes ordinary income equal to the amount that the fair market value of the shares on such date exceeds the exercise price. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of the shares acquired by the exercise of a nonstatutory stock option, any gain or loss (based on the difference between the sale price and the fair market value on the exercise date) will be taxed as capital gain or loss. No tax deduction is available to us with respect to the grant of a nonstatutory stock option or the sale of the shares acquired through the exercise of the nonstatutory stock option.

Stock Appreciation Rights

In general, no taxable income is reportable when a stock appreciation right is granted to a participant. Upon exercise, the participant generally will recognize ordinary income in an amount equal to the fair market value of any shares received. Any additional gain or loss recognized upon any later disposition of the shares will be taxed as capital gain or loss.

Restricted Stock Awards

A participant acquiring shares of restricted stock generally will recognize ordinary income equal to the fair market value of the shares on the vesting date. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. The participant may elect, pursuant to Section 83(b) of the Internal Revenue Code to accelerate the ordinary income tax event to the date of acquisition by filing an election with the Internal Revenue Service no later than thirty (30) days after the date the shares are acquired. Upon the sale of shares acquired pursuant to a restricted stock award, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Restricted Stock Unit Awards

There are no immediate tax consequences of receiving an award of restricted stock units. A participant who is awarded restricted stock units generally will be required to recognize ordinary income in an amount equal to the fair market value of shares issued to such participant at the end of the applicable vesting period or, if later, the settlement date elected by the administrator or a participant. Any additional gain or loss recognized upon any later disposition of any shares received will be taxed as capital gain or loss.

Performance Shares and Performance Unit Awards

A participant generally will recognize no income upon the grant of a performance share or a performance unit award. Upon the settlement of such awards, participants normally will recognize ordinary income in the year of receipt in an amount equal to the cash received and the fair market value of any cash or unrestricted shares received. If the participant is an employee, such ordinary income generally is subject to withholding of income and employment taxes. Upon the sale of any shares received, any gain or loss, based on the difference between the sale price and the fair market value on the date the ordinary income tax event occurs, will be taxed as capital gain or loss.

Section 409A

Section 409A of the Code provides certain requirements for non-qualified deferred compensation arrangements with respect to an individual’s deferral and distribution elections and permissible distribution events. Awards granted under the 2015 Plan with a deferral feature will be subject to the requirements of Section 409A. If an award is subject to and fails to satisfy the requirements of Section 409A, the recipient of that award may recognize ordinary income on the amounts deferred under the award, to the extent vested, which may be prior to when the compensation is actually or constructively received. Also, if an award that is subject to Section 409A fails to comply with Section 409A’s provisions, Section 409A imposes an additional 20% federal income tax on compensation recognized as ordinary income, as well as interest on such deferred compensation.

Tax Effect for the Company

We generally will be entitled to a tax deduction in connection with an award under the 2015 Plan in an amount equal to the ordinary income realized by a participant and at the time the participant recognizes such income (for example, the exercise of a nonstatutory stock option) except to the extent such deduction is limited by applicable provisions of the Internal Revenue Code. Special rules limit the deductibility of compensation paid to our chief executive officer and other “covered employees” as determined under Section 162(m) and applicable guidance. Under Section 162(m), the annual compensation paid to any of these specified executives will be deductible only to the extent that it does not exceed $1,000,000.

THE FOREGOING IS ONLY A SUMMARY OF THE EFFECT OF U.S. FEDERAL INCOME TAXATION UPON PARTICIPANTS AND NANTKWEST WITH RESPECT TO AWARDS UNDER THE 2015 PLAN. IT DOES NOT PURPORT TO BE COMPLETE AND DOES NOT DISCUSS THE IMPACT OF EMPLOYMENT OR OTHER TAX REQUIREMENTS, THE TAX CONSEQUENCES OF A PARTICIPANT’S DEATH, OR THE PROVISIONS OF THE INCOME TAX LAWS OF ANY MUNICIPALITY, STATE, OR FOREIGN COUNTRY IN WHICH THE PARTICIPANT MAY RESIDE.

Number of Awards Granted to Employees, Consultants and Directors

The number of awards that an employee, director, or consultant may receive under the 2015 Plan is in the discretion of the administrator and therefore cannot be determined in advance. As of March 31, 2020, the fair market value of the company’s common stock was $2.88 per share. The following table sets forth: (i) the aggregate number of shares of common stock subject to options granted under the 2015 Plan during fiscal year 2019 to each of our named executive officers; executive officers, as a group; directors who are not executive officers, as a group; and all employees who are not executive officers, as a group; (ii) the average per share exercise price of such options; (iii) the aggregate number of shares subject to restricted stock units granted under the 2015 Plan during fiscal year 2019 to each of our named executive officers; executive officers, as a group; directors who are not executive officers, as a group; and all employees who are not executive officers, as a group; and (iv) the grant date value of shares subject to such restricted stock units.

Name of Individual or Group	Number of Shares Subject to Options Granted	Average Per Share Exercise Price of Options Granted	Number of Shares Subject to Stock Awards Granted	Dollar Value of Shares Subject to Stock Awards Granted(1)
Patrick Soon-Shiong, M.D., FRCS (C), FACS Chairman and Chief Executive Officer	—	$—	—	$—
Barry J. Simon, M.D. President and Chief Administrative Officer	—	$—	—	$—
Sonja Nelson Chief Financial Officer	—	$—	—	$—
All executive officers, as a group	—	$—	—	$—
All directors who are not executive officers, as a group	—	$—	671,293	$725,000
All employees who are not executive officers, as a group	—	$—	78,500	$111,900

(1)	Reflects the aggregate intrinsic value of awards computed in accordance with accounting principles generally accepted in the United States of America.

Required Vote

Approval of the amendment of the company’s 2015 Equity Incentive Plan requires the affirmative “FOR” vote of a majority of the shares present live via the internet or represented by proxy at the annual meeting and entitled to vote on the proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes will not affect the outcome of voting on this proposal.

Board Recommendation

Our board of directors recommends a vote “FOR” the ratification of the amendment of the company’s 2015 Equity Incentive Plan.

PROPOSAL NUMBER 3

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

At the Annual Meeting, stockholders are being asked to ratify the appointment of Ernst & Young LLP as our independent registered public accounting firm for our fiscal year ending December 31, 2020. Stockholder ratification of the appointment of Ernst & Young LLP is not required by our amended and restated bylaws or other applicable legal requirements. However, our audit committee is submitting the appointment of Ernst & Young LLP to our stockholders because we value our stockholders’ views on our independent registered public accounting firm and as a matter of good corporate governance. If the appointment is not ratified by our stockholders, our audit committee may reconsider whether it should appoint another independent registered public accounting firm. A representative of Ernst & Young LLP is expected to attend the annual meeting, where he or she will be available to respond to appropriate questions and, if he or she desires, to make a statement.

Fees Paid to the Independent Registered Public Accounting Firm

The following table represents aggregate fees for services provided to us in the fiscal year ended December 31, 2019 and 2018 by Ernst & Young LLP, our independent registered public accounting firm for the years ended December 31, 2019 and 2018. All fees paid to the independent registered public accounting firm were pre-approved by the audit committee:

	Fiscal Year Ended
	2019	2018
Audit Fees(1)	$828,602	$854,967
Audit-Related Fees	—	—
Tax Fees(2):
Tax Compliance Fees	$72,100	$70,040
Other Tax Fees	$40,498	$84,745
All Other Fees	—	—

Total Fees	$941,200	$1,009,752

(1)

Audit fees consist of fees incurred for professional services by Ernst & Young LLP for audit and quarterly reviews of our financial statements and related services that are normally provided in connection with statutory and regulatory filings or engagements.

(2)	Tax fees consist of various permissible tax compliance and tax advisory service fees by Ernst & Young LLP.

Auditor Independence

In 2019 and 2018, there were no other professional services provided by Ernst & Young LLP that would have required our audit committee to consider their compatibility with maintaining the independence of Ernst & Young LLP.

Pre-Approval Policy

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by the independent accountants. These services may include audit services, audit-related services, tax services and other services. Our audit committee generally pre-approves particular services or categories of services on a case-by-case basis. The independent registered public accounting firm and management are required to periodically report to our audit committee regarding the extent of services provided by the independent registered public accounting firm in accordance with these pre-approvals, and the fees for the services performed to date. All of the services of Ernst &  Young LLP for 2019 and 2018 described above were pre-approved by our audit committee.

Required Vote

Ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2020 requires the affirmative “FOR” vote of a majority of the shares present live via the internet or represented by proxy at the annual meeting and entitled to vote on the proposal. You may vote “FOR,” “AGAINST,” or “ABSTAIN” on this proposal. Abstentions have the same effect as a vote against the proposal. Broker non-votes will not affect the outcome of voting on this proposal.

Board Recommendation

Our board of directors recommends a vote “FOR” the ratification of the appointment of Ernst & Young LLP as our independent registered public accounting firm for the year ending December 31, 2020.

Report of the Audit Committee

The audit committee is a committee of the board of directors comprised solely of independent directors as required by the Nasdaq listing standards and rules and regulations of the SEC. The audit committee operates under a written charter approved by our board of directors, which is available on our corporate web site at www.nantkwest.com. The composition of the audit committee, the attributes of its members and the responsibilities of the audit committee, as reflected in its charter, are intended to be in accordance with applicable requirements for corporate audit committees. The audit committee reviews and assesses the adequacy of its charter and the audit committee’s performance on an annual basis.

With respect to NantKwest’s financial reporting process, NantKwest’s management is responsible for (1) establishing and maintaining internal controls and (2) preparing NantKwest’s consolidated financial statements. NantKwest’s independent registered public accounting firm, Ernst & Young LLP is responsible for performing an independent audit of NantKwest’s consolidated financial statements in accordance with the auditing standards of the Public Company Accounting Oversight Board (United States), or PCAOB, and to issue a report thereon. It is the responsibility of the audit committee to oversee these activities. It is not the responsibility of the audit committee to prepare NantKwest’s financial statements. These are the fundamental responsibilities of management. In the performance of its oversight function, the audit committee has:

•	reviewed and discussed the audited financial statements for fiscal year 2019 with management of NantKwest;

•

discussed with Ernst & Young LLP, NantKwest’s independent registered public accounting firm, the matters required to be discussed by the applicable requirements of Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the PCAOB;

•

received the written disclosures and the letters from Ernst & Young LLP, as required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the audit committee concerning independence, and has discussed with Ernst & Young LLP that firm’s independence.

Based on the audit committee’s review of the audited financial statements and the various discussions with management and Ernst & Young LLP, the audit committee recommended to the board of directors that the audited financial statements be included in our annual report on Form 10-K for the fiscal year ended December 31, 2019 for filing with the SEC. The audit committee has also appointed Ernst & Young LLP as the company’s independent registered public accounting firm for the year ending December 31, 2020.

The Audit Committee

John C. Thomas, Jr. (Chair)

Michael D. Blaszyk

Frederick W. Driscoll

Cheryl L. Cohen

This report of the audit committee shall not be deemed to be “soliciting material” or to be “filed” with the SEC or subject to Regulation 14A promulgated by the SEC or Section 18 of the Exchange Act, and shall not be deemed incorporated by reference into any prior or subsequent filing by NantKwest under the Securities Act of 1933, as amended, or the Securities Act, or the Exchange Act, except to the extent NantKwest specifically requests that the information be treated as “soliciting material” or specifically incorporates it by reference.

EXECUTIVE OFFICERS

The names of our executive officers and key employees, their ages, their positions with the company and other biographical information as of April 16, 2020 are set forth below. There are no family relationships among any of our directors or executive officers.

Name	Age	Position
Patrick Soon-Shiong, M.D., FRCS (C), FACS	67	Chairman of the Board and Chief Executive Officer
Barry J. Simon, M.D.	55	President, Chief Administrative Officer and Director
Sonja Nelson	47	Chief Financial Officer

Patrick Soon-Shiong, M.D., FRSC (C), FACS. Please see the biographical information above in the section entitled “Board of Directors and Corporate Governance – Nominees for Director.”

Barry J. Simon, M.D. Please see the biographical information above in the section entitled “Board of Directors and Corporate Governance – Nominees for Director.”

Sonja Nelson has served as our Chief Financial Officer since June 2018. Ms. Nelson previously served as our Chief Accounting Officer from May 2016 to June 2018 and has served as our VP/Corporate Controller since November 2015. Prior to joining the company, Ms. Nelson was Vice President and Corporate Controller at AltheaDx, Inc. from July 2014 through October 2015. Previously, Ms. Nelson was Senior Director and Controller at Cadence Pharmaceuticals, Inc. (acquired by Mallinckrodt plc) from May 2012 through June 2014. Prior to that, Ms. Nelson was Director, General Accounting at Cricket Communications, Inc., a $3 billion wireless services provider, (acquired by AT&T, Inc.) from September 2008 through May 2012. Ms. Nelson began her career with KPMG LLP, holds a Bachelor’s degree in accounting and taxation from the University of Applied Sciences in Pforzheim, Germany, and is a Certified Public Accountant.

EXECUTIVE COMPENSATION

Processes and Procedures for Executive Compensation

Our compensation committee assists the board in discharging the board’s responsibilities relating to oversight of the compensation of our chief executive officer and our other executive officers, including reviewing and making recommendations to the board with respect to the compensation, plans, policies and programs for our chief executive officer and our other executive officers and administering our equity compensation plans for our executive officers and employees.

Our compensation committee annually reviews the compensation, plans, policies and programs for our chief executive officer and our other executive officers. In connection therewith, our compensation committee considers, among other things, each executive officer’s performance in light of established individual and corporate goals and objectives and the recommendations of our chief executive officer. In particular, our compensation committee considers the recommendations of our chief executive officer when reviewing base salary and incentive performance compensation levels of our executive officers and when setting specific individual and corporate performance targets under our annual incentive bonus plan for our executive officers. Our chief executive officer has no input and is not present during voting or deliberations about his compensation. Our compensation committee may delegate its authority to a subcommittee, but it may not delegate any power or authority required by agreement, law, regulation or listing standard to be exercised by the compensation committee as a whole.

Our compensation committee engaged Mercer, an independent compensation consultant, to provide information, recommendations and other advice relating to director and executive compensation on an ongoing basis. Mercer served and continues to serve at the discretion of our compensation committee.

Summary Compensation Table

The following table provides information regarding the compensation of our chief executive officer, and each of the next two most highly compensated executive officers during 2019, together referred to as our “named executive officers,” for 2019 and 2018, as applicable.

Name and Principal Position	Year	Salary ($)	Bonus ($)(2)	Option Awards ($)(3)	Stock Awards ($)(4)	Total
Patrick Soon-Shiong, M.D., FRCS (C), FACS(1)	2019	320,446	—	—	—	320,446
Chairman and Chief Executive Officer	2018	638,446	270,300	—	—	908,746
Barry J. Simon, M.D.	2019	454,440	—	—	—	454,440
President and Chief Administrative Officer	2018	454,400	149,790	418,000	—	1,022,230
Sonja Nelson	2019	345,192	97,500	—	—	442,692
Chief Financial Officer	2018	301,962	101,920	418,000	123,600	945,482

(1)

During 2019, a portion of Dr. Soon-Shiong’s salary earned in 2019 was charged-back to an affiliated entity through our shared services agreement with NantWorks. During 2019, Dr. Soon-Shiong provided services to ImmunityBio, Inc., which is a related party as it is an affiliate of NantHealth and NantWorks.

(2)

The bonuses reported in the table above as paid in 2019 were earned in 2018. The bonuses reported in the table above as paid in 2018 were earned in 2017. The amount of bonus earned in 2019 is not calculable through April 16, 2020. The amount of 2019 bonuses, if any, to be paid in 2020 is expected to be determined by May 31, 2020. Once such bonuses, if any, are determined, such amounts will be disclosed in a filing under Item 5.02 (f) of Form 8-K.

(3)

This column reflects the aggregate grant date fair value of stock options granted to the named executive officers during 2018, computed in accordance with accounting principles generally accepted in the United States of America. The assumptions that we used to calculate these amounts are discussed in Notes 2 and 11 of our audited consolidated financial statements included in our 2019 annual report. These amounts do not reflect the actual economic value that will be realized by the named executive officers upon the vesting of these stock options, the exercise of these stock options, or the sale of the common stock underlying such stock options. The actual value that may be realized is also subject to time-based vesting restrictions that require the named executive officers to continue to provide services to us.

(4)

This column reflects the aggregate grant date fair value of restricted stock units granted to the named executive officer during 2018, computed in accordance with accounting principles generally accepted in the United States of America. The assumptions that we used to calculate these amounts are discussed in Note 2 of our audited consolidated financial statements included in our 2019 annual report. These amounts do not reflect the actual economic value that will be realized by the named executive officer upon the vesting of these restricted stock units, or the sale of the common stock underlying such restricted stock units. The actual value that may be realized is also subject to time-based vesting restrictions that require the named executive officer to continue to provide services to us.

Equity Awards to Named Executive Officers

In connection with the commencement of Dr. Soon-Shiong’s employment with us and his appointment as our Chairman and Chief Executive Officer in March 2015, and consistent with the terms of his executive employment agreement, our board of directors granted Dr. Soon-Shiong an option to purchase 1,851,500 shares of our common stock at an exercise price of $2.20 per share pursuant to the terms of our 2014 Equity Incentive Plan. The shares subject to the option vested in equal monthly installments over a period of four (4) years from the date of the grant, and subject to the terms of Dr. Soon-Shiong’s executive employment agreement. In March 2019, Dr. Soon-Shiong exercised the option. See “Executive Employment Agreements – Patrick Soon-Shiong” for further description of the terms of Dr. Soon-Shiong’s executive employment agreement.

IPO Equity Awards

In connection with the completion of our initial public offering, on July 27, 2015, our board of directors granted options to purchase shares of our common stock and restricted stock units representing the right to acquire shares of our common stock to each restricted stock unit that becomes vested to Drs. Soon-Shiong and Simon, pursuant to the terms of their respective executive employment agreements. Dr. Soon-Shiong was granted an option to purchase 900,000 shares of our common stock at an exercise price of $25.00 per share and 600,000 restricted stock units. Dr. Simon was granted an option to purchase 555,450 shares of our common stock at an exercise price of $25.00 per share and 370,300 restricted stock units. 50% of the shares underlying each of the aforementioned equity awards were vested as of the grant date and the remaining 50% vested on July 27, 2016 and are subject to the terms of our 2015 Equity Incentive Plan, or the 2015 Plan. In connection with their respective equity grants, each of Drs. Soon-Shiong and Simon entered into a standard form of option agreement and restricted stock unit agreement under our 2015 Plan.

Executive Employment Agreements and Arrangements

Patrick Soon-Shiong

In July 2015, we entered into an amended and restated executive employment agreement with Dr. Soon-Shiong pursuant to which he agreed to continue to serve as our Chief Executive Officer and Chairman of the board of directors in consideration for an annual base salary of initially $1.00 and eligibility to participate in any benefit programs and receive any perquisites and other benefits that we make available to our senior executives. Dr. Soon-Shiong’s current annual base salary is $636,000. As described above, a portion of Dr. Soon-Shiong’s salary and benefits earned in 2019 was charged-back to an affiliated entity through our shared services agreement with NantWorks. Dr. Soon-Shiong’s employment agreement is for no particular term and provides for “at will” employment, provided that, if we terminate Dr. Soon-Shiong without “cause” (as such term is defined in Dr. Soon-Shiong’s employment agreement), we must provide him with sixty (60) days’ notice.

Pursuant to Dr. Soon-Shiong’s employment agreement and in consideration of Dr. Soon-Shiong’s appointment as Chief Executive Officer, on March 24, 2015, we granted to Dr. Soon-Shiong the following equity awards:

•

An option to purchase 1,851,500 shares of our common stock at an exercise price of $2.20 per share pursuant to the terms of the company’s 2014 Equity Incentive Plan and an option agreement between us and Dr. Soon-Shiong. Dr. Soon-Shiong’s option vested in equal monthly installments over a period of four (4) years from the date of grant. In March 2019, Dr. Soon-Shiong exercised the option.

•

A warrant to purchase up to 17,589,250 shares of our common stock at an exercise price of $2.00 per share was issued to Dr. Soon-Shiong on March 24, 2015. The warrant vested as follows: (i) 7,406,000 shares vested monthly over a period of forty (40) months beginning April 1, 2015; and (ii) 10,183,250 shares vested based upon achievement of certain strategic, manufacturing, clinical development and regulatory milestones. In March 2019, Dr. Soon-Shiong exercised the warrant.

In addition, under the terms of Dr. Soon-Shiong’s employment agreement, in connection with the completion of our initial public offering, on July 27, 2015, we granted to Dr. Soon-Shiong the following equity awards, pursuant to the terms and conditions of our 2015 Equity Incentive Plan:

•	An option to purchase 900,000 shares of our common stock with an exercise price of $25.00 per share; and

•	A grant of 600,000 restricted stock units representing the right to receive one share of our common stock for each restricted stock unit that becomes vested.

50% of the shares underlying each of the aforementioned equity awards were vested as of the grant date and the remaining 50% vested on July 27, 2016.

Pursuant to Dr. Soon-Shiong’s employment agreement, if we terminate the employment of Dr. Soon-Shiong without “cause” or Dr. Soon-Shiong resigns for “good reason” (as such terms are defined in Dr. Soon-Shiong’s employment agreement), all of Dr. Soon-Shiong’s then-outstanding equity awards will fully vest and become exercisable, notwithstanding any time-based or milestone-based conditions or restrictions.

In the event any payment to Dr. Soon-Shiong would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code (as a result of a payment being classified as a parachute payment under Section 280G), Dr. Soon-Shiong will receive an additional cash payment from us to make such excise tax tax-neutral to Dr. Soon-Shiong.

Barry J. Simon

On January 1, 2015, we entered into an executive employment agreement with Dr. Simon pursuant to which he agreed to continue to serve as our President and Chief Executive Officer and as a member of our board of directors in consideration for an annual base salary of $395,000, which was subject to increases of at least 6% annually. In May 2018, we and Dr. Simon entered into a letter agreement pursuant to which the parties agreed that, notwithstanding the terms of Dr. Simon’s executive employment agreement, beginning with fiscal year 2018, our compensation committee has discretion to determine the annual increase of Dr. Simon’s base salary. In addition, under Dr. Simon’s executive employment agreement, Dr. Simon is eligible, to receive an annual performance bonus with the target amount determined as 45% of Dr. Simon’s annual base salary, and is eligible to participate in any benefit programs and receive any perquisites and other benefits that we make available to our senior executives. Dr. Simon’s current annual base salary is $452,698. Dr. Simon’s employment agreement is for no particular term and provides for “at will” employment, subject to certain severance provisions as described below.

Dr. Simon’s employment agreement provides that we shall reimburse him for all reasonable travel, entertainment and other expenses incurred or paid by him in connection to his duties to us in accordance with our standard policies and procedures, provided that he will be entitled to reimbursement for business class airfare on domestic flights exceeding three (3) hours and first class airfare on all foreign flights. Dr. Simon is also entitled to “piggyback” registration rights in connection with any subsequent public offering or secondary offering of our common stock.

Under the terms of Dr. Simon’s employment agreement, in connection with the completion of our initial public offering, on July 27, 2015, we granted to Dr. Simon the following equity awards, pursuant to the terms and conditions of our 2015 Equity Incentive Plan:

•	An option to purchase 555,450 shares of our common stock at an exercise price of $25.00 per share; and

•	A grant of 370,300 restricted stock units representing the right to receive one share of our common stock for each restricted stock unit that becomes vested.

50% of the shares underlying each of the aforementioned equity awards were vested as of the grant date and the remaining 50% vested on July 27, 2016.

Dr. Simon’s employment agreement provides that, beginning in 2016, Dr. Simon is eligible to receive additional annual equity grants as determined by our board of directors or its compensation committee. The annual equity grants to Dr. Simon will have a target value as of the grant date such that the sum of the aggregate target value of such annual equity grants, plus the value of Dr. Simon’s base salary and annual bonus at target, result in a total direct annual compensation opportunity for Dr. Simon of no less than $1,200,000 per year.

Dr. Simon’s employment agreement provides that, so long as Dr. Simon remains our employee, he will serve as a member of our board of directors for so long as our common stock is not publicly traded, and, following the date our common stock became publicly traded, subject to any requirements of applicable law, Dr. Simon will be nominated to be a member of our board of directors at each annual stockholder meeting by our board of directors. If Dr. Simon’s employment with us is terminated for any reason, his membership on our board of directors will also terminate, unless otherwise agreed in writing by us and Dr. Simon.

Pursuant to Dr. Simon’s employment agreement, if we terminate the employment of Dr. Simon other than for death, “disability,” or “cause” or Dr. Simon resigns for “good reason” (as such terms are defined in Dr. Simon’s employment agreement), and, within sixty (60) days following his termination, Dr. Simon executes a release of claims in our favor and a mutual non-disparagement agreement with a three (3) year term, Dr. Simon is entitled to receive (i) any unpaid annual bonus with respect to the calendar year ending on or preceding the date of termination, which will be payable at the time such bonuses would have been paid if Dr. Simon were still employed with us, (ii) a lump sum payment equal to two (2) times the sum of (A) Dr. Simon’s base salary as in effect on the date of termination, plus (B) the highest of (x) Dr. Simon’s annual bonus paid for the year preceding the year of termination, (y) Dr. Simon’s annual bonus paid at target for the year in which the termination occurs, and (z) Dr. Simon’s base salary in effect at the time of termination, (iii) reimbursement of premiums to maintain group health insurance continuation benefits pursuant to “COBRA” for Dr. Simon and his respective dependents for up to eighteen (18) months, (iv) with respect to Dr. Simon’s stock option to purchase 370,300 shares of our common stock granted on December 18, 2014, or the Existing Equity Award, all shares subject to the Existing Equity Award will fully vest and become exercisable, and the Existing Equity Award will remain outstanding and exercisable (to the extent not already exercised) for a period of three (3) years measured from the date of Dr. Simon’s termination of employment, and (v) with respect to all equity awards granted to Dr. Simon following January 1, 2015, including the equity awards granted in connection with our initial public offering, Dr. Simon (A) will receive twenty-four (24) months of vesting acceleration on the time-based vesting component of such equity awards, (B) will be eligible to vest with respect to any performance-based component of such awards if the performance criteria are satisfied within twenty-four (24) months following Dr. Simon’s termination of employment, and (C) such equity awards will remain outstanding and exercisable (to the extent not already exercised) for a period of three (3) years measured from the date of Dr. Simon’s termination of employment.

Pursuant to Dr. Simon’s employment agreement, if, within the one (1) month period prior to or at any time following a “change of control” (as such term is defined in Dr. Simon’s employment agreement) we terminate the employment of Dr. Simon other than for death, “disability,” or “cause” or Dr. Simon resigns for “good reason” (as such terms are defined in Dr. Simon’s employment agreement), and, within sixty (60) days following his termination, Dr. Simon executes a release of claims in our favor and a mutual non-disparagement agreement with a three (3) year term, Dr. Simon is entitled to receive (i) any unpaid annual bonus with respect to the calendar year ending on or preceding the date of termination, which shall be payable at the time such bonuses would have been paid if Dr. Simon were still employed with us, (ii) a lump sum payment equal to three (3) times the sum of (A) Dr. Simon’s base salary as in effect on the date of termination, plus (B) the highest of (x) Dr. Simon’s annual bonus paid for the year preceding the year of termination, (y) Dr. Simon’s annual bonus paid at target for the year in which the termination occurs, and (z) Dr. Simon’s base salary in effect at the time of termination, (iii) reimbursement of premiums to maintain group health insurance continuation benefits pursuant to “COBRA” for Dr. Simon and his respective dependents for up to eighteen (18) months and (iv) all shares subject to the Existing Equity Award and equivalent to all equity awards granted to Dr. Simon following January 1, 2015, including the equity awards granted in connection with our initial public offering, (A) such equity awards will become fully vested and exercisable, and (B) such equity awards will remain outstanding and exercisable (to the extent not already exercised) for a period of three (3) years measured from the date of the later of Dr. Simon’s termination of employment or the change of control.

Pursuant to Dr. Simon’s employment agreement, upon the consummation of a change in control, all of Dr. Simon’s then-outstanding equity awards shall become immediately fully vested and, to the extent such equity awards are in the form of stock options or stock appreciation rights, exercisable.

In the event any payment to Dr. Simon would be subject to the excise tax imposed by Section 4999 of the Internal Revenue Code (as a result of a payment being classified as a parachute payment under Section 280G), Dr. Simon will receive such payment as would entitle him to receive the greatest after-tax benefit, even if it means that we pay him a lower aggregate payment so as to minimize or eliminate the potential excise tax imposed by Section 4999 of the Internal Revenue Code.

Sonja Nelson

We entered into an offer letter agreement with Ms. Nelson effective as of June 11, 2018. The offer letter does not have a term and may be terminated by us or Ms. Nelson at any time.

Pursuant to the offer letter, Ms. Nelson received an initial base salary of $325,000 per year, less applicable withholdings, and she is eligible to earn an annual target bonus, payable in cash or stock, of up to 40% of her base salary upon achievement of performance objectives to be determined by our board of directors in its sole discretion. Ms. Nelson’s current annual base salary is $350,000. Ms. Nelson is also eligible to participate in the employee benefit plans sponsored by us of general applicability to other of our senior executives. In connection with Ms. Nelson’s potential relocation to the Los Angeles metropolitan area, Ms. Nelson was eligible to receive reimbursement for reasonable moving and travel costs up to an aggregate of $15,000 and for temporary housing for up to four (4) months.

In connection with her appointment as our Chief Financial Officer, Ms. Nelson received an award of restricted stock units to acquire 40,000 shares of our common stock, pursuant to the 2015 Equity Incentive Plan. The shares subject to the restricted stock unit award are scheduled to vest as follows, subject to Ms. Nelson’s continued service through each applicable vesting date: twenty five percent (25%) of the restricted stock units subject to the award shall vest twelve (12) months following the vesting commencement date on the same day of the month as the vesting commencement date, and the remaining seventy five percent (75%) of the restricted stock units subject to the award shall vest annually in equal installments thereafter on the same day of the month as the vesting commencement date.

The offer letter agreement also provides benefits in connection with a termination of Ms. Nelson’s employment under specified circumstances. Under the terms of the offer letter agreement, if we terminate Ms. Nelson’s employment without “cause”, Ms. Nelson will be entitled to a receive a lump sum payment equal to six (6) months of her then-current base salary less applicable withholdings, subject to her timely execution and non-revocation of a release of claims in a form reasonably satisfactory to us.

Merger or Change of Control

2015 Equity Incentive Plan

Our 2015 Equity Incentive Plan, or the 2015 Plan, provides that in the event of a merger or change in control, as defined under the 2015 Plan, each then outstanding award will be treated as the administrator determines, except that if a successor corporation or its parent or subsidiary does not assume or substitute an equivalent award for any outstanding award, then such award will fully vest, all restrictions on the shares subject to such award will lapse, all performance goals or other vesting criteria applicable to the shares subject to such award will be deemed achieved at 100% of target levels and all of the shares subject to such award will become fully exercisable, if applicable, for a specified period prior to the transaction. The award will then terminate upon the expiration of the specified period of time.

2014 Equity Incentive Plan

Our 2014 Executive Incentive Plan, or the 2014 Plan, provides that in the event of a merger or change in control, as defined in the 2014 Plan, each then outstanding option and stock appreciation right will automatically become fully vested, all restricted shares then outstanding will automatically fully vest free of restrictions, and each other award granted under the 2014 Plan that is then outstanding will automatically become vested and payable to the holder of such award unless the administrator has made appropriate provision for the substitution, assumption, exchange or other continuation of the award pursuant to the change in control. Notwithstanding the foregoing, the administrator, in its sole and absolute discretion, may choose (in an award agreement or otherwise) to provide for full or partial accelerated vesting of any award upon a change in control (or upon any other event or other circumstance related to the change in control, such as an involuntary termination of employment occurring after such change in control, as the administrator may determine), irrespective of whether such any such award has been substituted, assumed, exchanged or otherwise continued pursuant to the change in control.

Any award that has been accelerated in connection with a change in control pursuant to the preceding paragraph will terminate upon such event, subject to any provision made by the administrator for the survival, substitution, assumption, exchange, or other continuation of such award. Holders of options and stock appreciation rights will be given reasonable advance notice of the impending termination and a reasonable opportunity to exercise their outstanding awards. The administrator may make provision for payment in cash or property or both in respect of awards terminated in connection with a change in control.

Outstanding Equity Awards at 2019 Fiscal Year-End

The following table sets forth certain information concerning outstanding equity awards for our named executive officers at December 31, 2019:

	Option Awards						Stock Awards
Name and Position	Number of Securities Underlying Unexercised Options (#) Exercisable		Number of Securities Underlying Unexercised Options (#) Unexercisable		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock that have not vested (#)		Market Value of Shares or Units of Stock that have not vested ($)(1)
Patrick Soon-Shiong, M.D., FRCS (C), FACS	900,000	(2)			$25.00	7/27/2025
Chairman and Chief Executive Officer
Barry J. Simon, M.D.	313,331	(3)			$1.7554	12/18/2024
President and Chief Administrative Officer	481,390	(4)			$1.9984	2/16/2025
	555,450	(5)			$25.00	7/27/2025
	66,666	(6)	133,334	(6)	$3.07	8/27/2028
Sonja Nelson							15,000	(7)	$56,850
Chief Financial Officer							30,000	(8)	$113,700
	66,666	(9)	133,334	(9)	$3.07	8/27/2028

(1)	Market value of the unvested restricted stock units identified in this column is based on a closing price of $3.79 per share of our common stock as of December 31, 2019.
(2)	Subject to Dr. Soon-Shiong’s continued service through each vesting date, 50% of the shares subject to the option vested on July 27, 2015, and the remaining 50% vested on July 27, 2016.
(3)	One twenty-fourth (1/24th) of the shares subject to the option vested monthly beginning on December 18, 2014, such that the award became fully vested on December 18, 2016.
(4)	One twenty-fourth (1/24th) of the shares subject to the option vested monthly beginning on January 16, 2015, such that the award became fully vested on January 16, 2017.

(5)	Subject to Dr. Simon’s continued service through each vesting date, 50% of the shares subject to the option vested on July 27, 2015, and the remaining 50% vested on July 27, 2016.
(6)

Subject to Dr. Simon’s continued service through each vesting date, 25% of the shares subject to the option vested on August 27, 2019, and one forty-eighth (1/48th) of the shares subject to the option shall vest monthly beginning on September 27, 2019. These shares are subject to accelerated vesting pursuant to Dr. Simon’s employment agreement, as described above.

(7)

Subject to Ms. Nelson’s continued service through each vesting date, the restricted stock units vest as follows: 50% of the restricted stock units vested on March 23, 2018, and the remaining 50% of the restricted stock units will vest on March 23, 2020.

(8)	Subject to Ms. Nelson’s continued service through each vesting date, 25% of these restricted stock units vest on each of August 2, 2019, August 2, 2020, August 2, 2021 and August 2, 2022.
(9)

Subject to Ms. Nelson’s continued service through each vesting date, 25% of the shares subject to the option vested on August 27, 2019, and one forty-eighth (1/48th) of the shares subject to the option shall vest monthly beginning on September 27, 2019.

Perquisites, Health, Welfare and Retirement Benefits

Our named executive officers are eligible to participate in our employee benefit plans, including our medical, dental, vision, group life, disability and accidental death and dismemberment insurance plans, in each case on the same basis as all of our other employees. We provide a 401(k) savings plan to our employees, including our current named executive officers, as discussed in the section below entitled “401(k) Savings Plan.”

We generally do not provide perquisites or personal benefits to our named executive officers, except in limited circumstances and as noted in the Summary Compensation Table above. Our board of directors may elect to adopt qualified or non-qualified benefit plans in the future if it determines that doing so is in our best interests.

401(k) Savings Plan

We maintain a tax-qualified retirement plan that provides eligible employees, including named executive officers, with an opportunity to save for retirement on a tax advantaged basis. All participants’ interests in their deferrals are 100% vested when contributed. Pre-tax and after-tax contributions are allocated to each participant’s individual account and are then invested in selected investment alternatives according to the participant’s directions. The company, in its sole discretion, may make certain contributions to the 401(K) plan. The 401(k) plan is intended to qualify under Sections 401(a) and 501(a) of the Internal Revenue Code. As a tax-qualified retirement plan, contributions to the 401(k) plan and earnings on those contributions are not taxable to the employees until distributed from the 401(k) plan, and all contributions, if any, are deductible by us when made.

Equity Compensation Plan Information

The following table summarizes information about our equity compensation plans as of December 31, 2019. All outstanding option awards relate to our common stock.

Plan Category	Number of Securities to be Issued Upon Exercise of Outstanding Options, Warrants and Rights (a)	Weighted- average Exercise Price of Outstanding Options, Warrants and Rights (b)		Number of Securities Remaining Available for Future Issuance Under Equity Compensation Plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders:
2014 Equity Incentive Plan(1)	2,251,500	$1.51		—
2015 Equity Incentive Plan(2)	3,394,878	$17.22	(3)	4,293,126
Equity compensation plans not approved by security holders	—	—		—
Total	5,646,378	$9.37	(3)	4,293,126

(1)	Represents options granted under our 2014 Equity Incentive Plan. No additional shares are available for issuance under the 2014 Equity Incentive Plan.
(2)

The number of shares reserved for issuance under our 2015 Equity Incentive Plan also includes shares reserved but not issued under the 2014 Equity Incentive Plan, and shares subject to stock options or similar awards granted under the 2014 Equity Incentive Plan that expire or terminate without having been exercised in full and shares issued pursuant to awards granted under the 2014 Equity Incentive Plan that are forfeited to or repurchased by us (provided that the maximum number of shares that may be added to the 2015 Equity Incentive Plan pursuant to this sentence is 2,251,500 shares as of December 31, 2019). In addition, if an award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an exchange program, or, with respect to restricted stock, restricted stock units, performance units or performance shares, is forfeited or repurchased due to failure to vest, the unpurchased shares (or for awards other than stock options or stock appreciation rights, the forfeited or repurchased shares) will become available for future grant or sale under our 2015 Equity Incentive Plan. With respect to stock appreciation rights, the net shares issued will cease to be available under the 2015 Equity Incentive Plan and all remaining shares will remain available for future grant or sale under the 2015 Equity Incentive Plan. Shares used to pay the exercise price of an award or satisfy the tax withholding obligations related to an award will become available for future grant or sale under our 2015 Equity Incentive Plan. To the extent an award is paid out in cash rather than shares, such cash payment will not result in reducing the number of shares available for issuance under our 2015 Equity Incentive Plan.
(3)	Weighted average exercise price of outstanding awards excludes restricted stock units granted under the 2015 Equity Incentive Plan.

Potential Recoupment of Compensation Due to Misconduct

In August 2019, the board of directors adopted a clawback policy. All equity and non-equity incentive plan compensation granted by the company in 2019 and thereafter is subject to this clawback policy. The policy provides that if an accounting restatement is required due to the company’s material non-compliance with any accounting requirements, then all of the company’s executive officers, regardless of whether they were at fault or not in the circumstances leading to the restatement, will be subject to forfeiting any excess in the incentive compensation they earned over the prior three years over what they would have earned if there had not been a material non-compliance in the financial statements.

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Related Person Transactions

The following is a summary of transactions since January 1, 2018 to which we have been a party in which the amount involved exceeded $120,000 and in which any of our executive officers, directors, promoters or beneficial holders of more than 5% of our capital stock had or will have a direct or indirect material interest, other than compensation arrangements which are described under the section of this proxy statement titled “Executive Compensation.” For information regarding Cambridge Equities, LP, or Cambridge, including the basis of control and the percentage of voting securities owned, please see “Security Ownership of Certain Beneficial Owners and Management.”

Cambridge Investment

On December 23, 2014, we entered into a subscription and investment agreement, or the Cambridge Subscription Agreement, a registration rights agreement, or the Cambridge Registration Rights Agreement, and a reclassification agreement, or the Reclassification Agreement, with Cambridge, relating to the private placement of our Class A common stock. In the private placement, we issued to Cambridge an aggregate of 25,191,473 shares of Class A common stock at a price of $1.89 per share. We received aggregate gross proceeds of $47.5 million from Cambridge’s investment. Patrick Soon-Shiong, M.D., our Chairman and Chief Executive Officer, controls the entity that is the general partner of Cambridge, which beneficially owns approximately 41.19% of our common stock as of April 16, 2020.

Cambridge agreed in the Cambridge Subscription Agreement that, until the earlier of the consummation of our IPO and December 23, 2015, neither it nor any of its affiliates shall acquire, including by way of the acquisition of control of another entity, beneficial ownership of any shares of our common stock which, when aggregated with all of the other shares of our common stock beneficially owned by Cambridge and its affiliates, would cause the total number of shares of our common stock beneficially owned by Cambridge and its affiliates to exceed 49.9% of our outstanding shares of common stock. The Cambridge Subscription Agreement was amended pursuant to a letter agreement dated January 20, 2015, to remove the limitation on Class A common stock beneficially owned by Cambridge in exchange for Cambridge agreeing to vote its shares in favor of certain matters approved by a majority of our board of directors.

On June 18, 2015, we entered into a letter agreement with Cambridge, which we refer to as the Cambridge Nominating Agreement. Pursuant to the Cambridge Nominating Agreement, Cambridge shall have the right to designate one director to our board of directors for so long as Cambridge and/or its affiliates directly own more than 20% of the issued and outstanding shares of our common stock, subject to adjustment for stock splits, stock dividends, recapitalizations and similar transactions. Dr. Soon-Shiong, who controls the entity that is the general partner of Cambridge and has the sole power to vote or direct to vote and the sole power to dispose or direct the disposition, was selected by Cambridge to hold this board seat. The Cambridge director nominee shall be nominated and recommended for election by our board of directors or other duly authorized committee, subject to any applicable limitations imposed by the DGCL, the Board of Directors’ fiduciary duties to our stockholders and any other applicable law. Cambridge’s right to have a designee nominated or appointed to serve on our board of directors shall automatically terminate whenever Cambridge owns less than 20% of our issued and outstanding shares of common stock.

Pursuant to the Reclassification Agreement, we agreed together with Cambridge, Bio IP Ventures, LLC, and Bonderman Family Limited Partnership subject to the effectiveness of certain transactions, to take all necessary actions and to vote such shares necessary to convert all of our issued and outstanding shares of Series B preferred stock into Class A common stock, all of our issued and outstanding Series C preferred stock into Class B common stock, and to reclassify all of our Series B preferred stock, Series C preferred stock and Class B common stock into our Class A common stock by filing an amendment to our certificate of incorporation.

Cambridge Registration Rights

Under the terms of the Cambridge Registration Rights Agreement, we have provided Cambridge with a right to demand registration of the shares of common stock issued under the Cambridge Subscription Agreement. We have also granted to Cambridge “piggyback” registration rights exercisable at any time that allow them to include the shares of our common stock that they own in any public offering of equity securities initiated by us for our own account or the account of others (other than those public offerings pursuant to registration statements on forms that do not permit registration for resale by them). These “piggyback” registration rights are not available with respect to any shares of our common stock held by Cambridge which are eligible for resale pursuant certain exemptions from registration under the Securities Act or that are the subject of a then-effective registration statement. Cambridge agreed to waive its registration rights with respect to our IPO in July 2015.

Lease Agreement with 605 Doug St, LLC

In September 2016, we entered into a lease agreement with 605 Doug St, LLC, an entity owned by Dr. Soon-Shiong, our Chairman and Chief Executive Officer, for approximately 24,250 square feet in El Segundo, California, which we converted to a research and development laboratory and a current Good Manufacturing Practices, or cGMP, manufacturing facility. The lease runs from July 2016 through July 2023. We have the option to extend the lease for an additional three-year term through July 2026. The monthly rent is $0.1 million with annual increases of 3% beginning in July 2017. Since January 1, 2018, we incurred $2.1 million under the lease agreement.

Share Repurchase Agreement

In November 2018, we entered into a share repurchase agreement with an immediate family member of Mr. Gorlin, a member of our board of directors, pursuant to which we repurchased 138,349 shares of our common stock for a total of $0.2 million under our existing share repurchase program.

Investment in Viracta Therapeutics, Inc.

In March 2017, we entered into a Series B Preferred Stock Purchase Agreement with Viracta Therapeutics, Inc., or Viracta, to purchase 11,906,429 shares of Viracta’s Series B convertible preferred stock, or Series B Preferred, at a purchase price of $0.7139 per share. At that time, Dr. Soon Shiong served as a member of Viracta’s board of directors. In July 2017, Dr. Simon was appointed as a member of Viracta’s board of directors. In June 2018, we entered into a Note and Warrant Purchase Agreement with Viracta to purchase a convertible promissory note from Viracta for $0.4 million. In addition, in September 2018, we purchased a second convertible promissory note from Viracta for $0.4 million. We also received warrants to purchase common stock in connection with the issuances of the convertible promissory notes. In January 2019, we elected to convert the principal and accrued interest on the convertible promissory notes into Series B Preferred, at a conversion price of $0.7139 per share. Further, in May 2019, we exercised all Viracta warrants to purchase 253,120 shares of Viracta common stock, at an exercise price of $2,531. Dr. Soon-Shiong resigned from Viracta’s board of directors effective October 24, 2019.

Agreements with Affiliates of NantWorks

Our chairman and chief executive officer, Dr. Soon-Shiong, founded and has a controlling interest in NantWorks, LLC, or NantWorks, which is a collection of multiple companies in the healthcare and technology space. We have entered into arrangements with NantWorks, and certain affiliates of NantWorks that, taken together, we expect will facilitate the development of new genetically modified NK cells for our product pipeline.

Shared Services Agreement with NantWorks

On November 10, 2015, we entered into a Shared Services Agreement with NantWorks, pursuant to which NantWorks provides corporate, general and administrative and other support services to us and our subsidiaries: human resources and administration management; legal and compliance; finance and risk management; information technology and cloud services; facilities, procurement and travel; investor relations; manufacturing support and strategy; regulatory and clinical trial support and strategy, and other support services to us, effective as of August 1, 2015. We are charged for services at cost plus reasonable allocation for indirect cost that related to the employees providing services. We have recorded operating expense of approximately $10.9 million for services and related costs under the Shared Services Agreement since January 1, 2018.

On June 28, 2016, we entered into an Amended and Restated Shared Services Agreement with NantWorks, or the Amended Agreement. The Amended Agreement expands the existing Shared Services Agreement with NantWorks, dated November 10, 2015, to include services provided to us and our subsidiaries by any NantWorks affiliated company. In addition, the Amended Agreement also provides for the provision of certain services by us to NantWorks and/or any of its affiliates. Under the Amended Agreement, we agreed to provide the following corporate, general and administrative and other support services to NantWorks and/or any of its affiliates: manufacturing support and strategy; research and development; regulatory and clinical trial support and strategy; and other reasonably requested support services we may agree to perform from time to time. The Amended Agreement maintains the cost position for services at cost plus a reasonable allocation for indirect costs that relate to the employees providing the services. NantWorks functions as the central clearing entity for such invoicing and settlements. We billed approximately $7.5 million for services and related costs under the Shared Services Agreement Amendment since January 1, 2018.

Facility License Agreement with NantWorks

In November 10, 2015, we entered into a facility license agreement with NantWorks for approximately 9,500 square feet of office space in Culver City, California, which has been converted to a research and development laboratory and a cGMP, laboratory. The license was effective in May 2015 and extends through December 2020. The monthly rent is $47,000 with annual increases of 3% beginning in January 2017. Since January 1, 2018, we incurred $1.4 million under the agreement.

Assignment Agreement with NantWorks

In May 2018, we entered into an assignment agreement with NantWorks and a third-party construction firm. In conjunction with the agreement, we assigned our deposit of $0.4 million with the third-party firm to NantWorks, for which NantWorks reimbursed us. This assignment represents unutilized deposits that we had previously made with the construction company, which NantWorks could then utilize in applying such funds to their construction projects.

Clinical Trial and Research Related Agreements with Immuno-Oncology Clinic, Inc.

Beginning in 2017, we entered into multiple agreements with Immuno-Oncology Clinic, Inc., or the Clinic, to conduct various clinical trials. The Clinic was formerly known as John Lee, M.D. and Leonard Sender, M.D., Inc., a professional medical corporation, dba Chan Soon-Shiong Institutes for Medicine, in El Segundo, California. The Clinic is a related party as it is owned by one officer of NantKwest and NantWorks manages the administrative operations of the Clinic. Prior to June 30, 2019, one of the company’s officers was an investigator or sub-investigator for all of the company’s trials conducted at the Clinic.

In July 2019, we entered into a new agreement with the Clinic which superseded our existing agreements with the Clinic, effective as of July 1, 2019. The new agreement, as amended on March 31, 2020, covers clinical trial and research related activities on a non-exclusive basis relating to our existing clinical trials, commenced prior to July 1, 2019, and prospective clinical trials and research projects. The new agreement also specifies certain services and related costs that are excluded from the new agreement. Prior to commencing any work under the new agreement, the parties have agreed to execute written work orders setting forth the terms and conditions related to specific services to be performed, including financial terms. For existing clinical trials, commenced prior to July 1, 2019, fees incurred for services performed after July 1, 2019 are covered under the new agreement and applied towards the below-mentioned prepayments. The initial term of the new agreement is for one year, but the agreement allows for an automatic renewal and additional extensions beyond the initial term. In July 2019, we executed a clinical trial work order under the new agreement with the Clinic for an open-label, phase I study of PD-L1.t-haNK for infusion in subjects with locally advanced or metastatic solid cancers.

In consideration of the services to be performed under the new agreement, as amended on March 31, 2020, we agreed to make payments of up to $7.5 million to the Clinic, of which $3.75 million and $1.875 million were paid in July 2019 and October 2019, respectively. As amended, a conditional payment of $1.875 million shall be due and payable at such time, if any, that the payments made in July 2019 and October 2019 have been earned by the Clinic through performance of services. Under the term of the new agreement, the then outstanding balance of our prepayment shall be increased on a quarterly basis by an interest credit computed in accordance with terms specified in the new agreement.

To the extent any portion of the prepayments remain unearned by the Clinic on the third anniversary of the new agreement, we may elect at our sole discretion either to (i) not extend the term of the new agreement and have the Clinic reimburse us for the total amount of any remaining unused portion of the prepayments, or (ii) extend the term of the new agreement for up to three additional one year periods, at which time the Clinic will reimburse us for the total amount of any remaining unused portion of the prepayments plus interest if reimbursement is not made within 60 days of expiration. The Clinic may terminate this agreement upon each anniversary date upon sixty (60) days prior written notice and reimbursement in full to us of any outstanding unearned balance of the prepayments provided that any such termination by the Clinic will not apply with respect to any work orders still in effect at the time of such termination.

Since January 1, 2018, we have made payments totaling $8.9 million related to our agreements with the Clinic, of which $3.9 million has been expensed and $5.0 million represents a prepayment for services to be performed by the Clinic as of March 31, 2020. We anticipate that the remaining prepayment amount will be utilized in future periods as the Clinic provides additional services pursuant to the new agreement.

Cost Allocation Agreement with ImmunityBio, Inc.

In January 2020, we entered into a Cost Allocation Agreement, or the Agreement, with ImmunityBio, Inc. and its subsidiaries, or ImmunityBio. The Agreement was effective as of October 1, 2019. ImmunityBio is a related party, as it is an affiliate of NantWorks. Simultaneously, we and ImmunityBio entered into Work Order Number One under the Agreement. Under the Agreement and Work

Order Number One, the parties agreed to conduct a joint study, the clinical research trial being conducted pursuant to the protocol titled QUILT 3.063: A phase 2 study of combination therapy with an IL-15 superagonist (N-803), off-the-shelf CD16-targeted natural killer cells (haNK), and avelumab without cytotoxic chemotherapy in subjects with Merkel Cell Carcinoma (MCC) that has progressed on or after treatment with a checkpoint inhibitor. The ImmunityBio study drug included in the joint study is ImmunityBio’s proprietary IL-15 superagonist known as N-803 and our study drug is our proprietary “off-the-shelf” CD16-targeted natural killer cell therapy known as haNK.

We will act as the sponsor of this joint study for purposes of regulatory matters, including submissions, correspondence, and communications. Additionally, we are designated as the contracting party to execute agreements with third and related parties relating to the joint study under Work Order Number One. We and ImmunityBio will split certain joint study costs equally related to Work Order Number One, in accordance with the terms of the Agreement. Shared joint study costs include cost related to conducting the joint study development activities, such as personnel related costs, as well as all costs associated with regulatory matters. Costs and expenses incurred in connection with the development, manufacturing, supply, delivery, and pre-patient administration dosing mechanism of each party’s study drug, are excluded from the shared joint study costs. To date, we have incurred $0.1 million under this agreement.

Under the agreement, each of ImmunityBio and the company will receive exclusive rights to any new intellectual property developed that relates solely to its respective study drug, and the parties will have joint co-equal rights in any other intellectual property. The Agreement expires upon the second anniversary of the effective date with the option to renew for additional successive one-year terms, but work orders for any joint studies still in process at the time of termination will continue until the applicable study is completed.

Exclusive Co-Development Agreement with Altor BioScience LLC

In August 2016, we entered into an exclusive Co-Development Agreement with Altor BioScience, LLC, or Altor. Altor is a related party, as it is a wholly owned subsidiary of ImmunityBio, Inc., which is an affiliate of NantWorks. Under the Co-Development Agreement, the parties agreed to exclusively collaborate on the development of certain therapeutic applications combining our proprietary NK cells with Altor’s N-801 and/or N-803 products with respect to certain technologies and intellectual property rights as may be agreed between the parties for the purpose of jointly developing therapeutic applications of certain effector cell lines.

We are the lead developer for each product developed by the parties pursuant to the Co-Development Agreement unless otherwise agreed to under a given project plan. Under the terms of the Co-Development Agreement, both parties granted a co-exclusive, royalty free, fully paid-up, worldwide license, with the right to sublicense (only to a third-party contractor assisting with research and development activities under this Co-Development Agreement and subject to prior consent, not to be unreasonably withheld), under the intellectual property, or IP, including the parties interest in the joint IP, solely to conduct any development activities agreed to by the steering committee as set forth in any development plan. Unless otherwise mutually agreed by the parties in the development plan for a project, we are responsible for all costs and expenses incurred by either party related to conducting clinical trials and other activities under each development program, including costs associated with patient enrollment, materials and supplies, third-party staffing and regulatory filings. Altor supplies free of charge, sufficient amounts of Altor products for all pre-clinical requirements and certain clinical requirements for up to 400 patients in phase I and/or phase II clinical trials, as required under the development plan for a project per the Co-Development Agreement.

Each company owns an undivided interest in and to all rights, title and interest in and to the joint product rights. The Co-Development Agreement expires upon the fifth anniversary of the effective date. We have dosed patients with N-803, an IL-15 superagonist, in several phase Ib/II trials during the years ended December 31, 2019 and 2018. No charges for supplies by Altor were incurred in association with these trials since January 1, 2018.

Sales Agreement with Etubics Corporation

In November 2018, we entered into an agreement with Etubics Corporation, or Etubics, a subsidiary of ImmunityBio. Pursuant to this agreement we sold used laboratory equipment to Etubics for $0.3 million. In conjunction with this sale we incurred charges of $0.1 million.

Supply Agreement with ImmunityBio

In June 2015, we entered into a supply agreement with ImmunityBio pursuant to which we have the right to purchase ImmunityBio’s proprietary bioreactors, made according to specifications mutually agreed to with ImmunityBio. We also have the right to purchase reagents and consumables associated with such equipment from ImmunityBio. We are obligated to pay for any equipment and consumables we purchase from ImmunityBio on a cost-plus basis. The agreement has an initial term of five years and renews automatically for successive one-year periods unless terminated earlier. Since January 1, 2018, we incurred $1.4 million under this agreement.

Assignment Agreement with NantBio, Inc.

In August 2018, NantBio, Inc., or NantBio, an affiliate of NantWorks, assigned an agreement to us for the use of a third-party research facility, which provides us with the exclusive right to use and access to a portion of the third party’s laboratory and vivarium premises. In conjunction with the assignment, we reimbursed NantBio for upfront payments, which it had made to the third party of $0.9 million. The assigned agreement is for a term of ten years and expires in June 2027. The agreement may be terminated by us at any time, with or without cause. In case of termination of the agreement, the third party will reimburse us for a pro-rata amount based upon the passage of time.

Laboratory Services Agreement with NantBio

In January 2018, we entered into a laboratory services agreement with NantBio. The agreement, effective December 2017, included a sublease of approximately 1,965 square feet of laboratory and office space at our San Diego, California, research facility. This sublease was terminated effective December 31, 2019, pursuant to the terms of the agreement. Since January 1, 2018, we received $0.3 million under this agreement.

Cooperative Research and Development Agreement with NantBio

In March 2016, NantBio and the National Cancer Institute entered into a cooperative research and development agreement. The initial five-year agreement covers NantBio and its affiliates, including us. Under the agreement, the parties are collaborating on the preclinical and clinical development of proprietary recombinant natural killer cells and monoclonal antibodies in monotherapy and in combination immunotherapies. We benefited from the preclinical and clinical research conducted during the first four (4) years under this agreement and provided the first four (4) years of funding under the five year agreement. Since January 1, 2018, we recorded $1.4 million under this agreement.

Services Agreement with NantHealth Labs, Inc.

In March 2018, we entered into an agreement with NantHealth Labs, Inc., or NantHealth Labs, to obtain blood-based tumor profiling services. NantHealth Labs is a related party, as it is a wholly owned subsidiary of NantHealth, Inc., a majority owned subsidiary of NantWorks. We are obligated to pay NantHealth Labs fixed, per-patient fees. The agreement has an initial term of five years and renews automatically for successive one-year periods, unless terminated earlier. Since January 1, 2018, we incurred $0.4 million under this agreement.

Genomic and Proteomic Services Agreement with NantOmics, LLC

In June 2015, we entered into an agreement, as amended in May 2018, with NantOmics, LLC, or NantOmics, which is an affiliate of NantWorks, to obtain genomic sequencing and proteomic analysis services, as well as related data management and bioinformatics services, exclusively from NantOmics. We will have rights to use the data and results generated from NantOmics’ services in connection with the performance of the particular oncology trial with respect to which the services were performed, but NantOmics will own the data and results, as well as any other intellectual property it creates in performing these services for us. We are obligated to pay NantOmics a fixed, per sample fee, determined based on the type of services being provided. The agreement has an initial term of five years and renews automatically for successive one-year periods, unless terminated by us or NantOmics. Either company has the right to terminate the agreement for convenience on ninety (90) days prior written notice, or in the event there is a material, uncured breach of the agreement by the other party. Since January 1, 2018, we incurred $0.3  million under this agreement.

Indemnification of Officers and Directors

We have entered into indemnification agreements with each of our directors and executive officers. The indemnification agreements and our amended and restated certificate of incorporation and amended and restated bylaws require us to indemnify our directors, executive officers and certain controlling persons to the fullest extent permitted by Delaware law.

Related Party Transactions Policy

We have adopted a written Related Party Transactions Policy that sets forth our policies and procedures regarding the identification, review, consideration, approval and oversight of “related party transactions.” For purposes of our policy only, a “related party transaction” is a past, present, or future transaction, arrangement or relationship (or any series of similar transactions, arrangements or relationships) which we and any “related person” are participants, the amount involved exceeds $120,000, and in which a related person had, has, or will have a direct or indirect material interest. Various transactions are not covered by this policy, including transactions involving compensation for services provided to us as an employee, director, consultant or similar capacity by a related person, equity and debt financing transactions with a related person that are approved by our related party transactions committee, and other transactions not otherwise required to be disclosed under Item 404 of Regulation S-K. A “related party,” includes any executive officer, director or nominee to become director, and any holder of more than 5% of our common stock, including any immediate family members of such persons. Any related party transaction may only be consummated if approved by our related party transactions committee in accordance with the policy guidelines set forth below.

Under the policy, where a transaction has been identified as a related party transaction, management must present information regarding the proposed related party transaction to our related party transactions committee for review and approval during its first regularly scheduled committee meeting. In considering related party transactions, our related party transactions committee takes into account the relevant available facts and circumstances including, but not limited to whether the terms of such transaction are no less favorable than terms generally available to an unaffiliated third-party under the same or similar circumstances and the extent of the related person’s interest in the transaction. In the event a director has an interest in the proposed transaction, the director must recuse himself or herself from the deliberations and approval process.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth the beneficial ownership of our common stock as of April 16, 2020 by:

•	each person, or group of affiliated persons, who we know to beneficially own more than 5% of our common stock;

•	each of our named executive officers;

•	each of our directors; and

•	all of our executive officers and directors as a group.

The percentage ownership information shown in the table is based on an aggregate of 98,498,432 shares of our common stock outstanding as of April 16, 2020.

We have determined beneficial ownership in accordance with the rules of the Securities and Exchange Commission. These rules generally attribute beneficial ownership of securities to persons who possess sole or shared voting power or investment power with respect to those securities. In addition, the rules include shares of common stock issuable pursuant to the exercise of stock options and warrants that are either immediately exercisable or exercisable on or before June 15, 2020, which is sixty (60) days after April 16, 2020. These awards are deemed to be outstanding and beneficially owned by the person holding those awards for the purpose of computing the percentage ownership of that person, but they are not treated as outstanding for the purpose of computing the percentage ownership of any other person. Unless otherwise indicated, the persons or entities identified in this table have sole voting and investment power with respect to all shares shown as beneficially owned by them, subject to applicable community property laws.

Unless otherwise noted below, the address of each of the individuals and entities named in the table below is c/o NantKwest, Inc., 2040 E. Mariposa Avenue, El Segundo, California 90245. Beneficial ownership representing less than 1% is denoted with an asterisk (*) in the table below.

Name	Number of Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned
5% Stockholders:
Patrick Soon-Shiong, M.D., FRCS (C), FACS(1)	67,134,890	67.54%
Cambridge Equities, LP(2)	40,575,814	41.19%
Other Directors and Named Executive Officers:
Barry J. Simon, M.D.(3)	4,772,577	4.78%
Steve Gorlin(4)	728,274	*
John C. Thomas, Jr.(5)	343,955	*
Michael D, Blaszyk(6)	193,667	*
Frederick W. Driscoll(7)	156,328	*
Sonja Nelson(8)	117,910	*
Cheryl L. Cohen(9)	100,308	*
All directors and executive officers as a group (8 persons)(10)	73,547,909	72.08%

(1)

Consists of (i) 40,575,814 shares held by Cambridge Equities, LP, as disclosed in note (2) below, (ii) 20,040,750 shares held by Dr. Soon-Shiong, (iii) 5,618,326 shares held by the Chan Soon-Shiong Family Foundation, and (iv) 900,000 shares issuable upon the exercise of fully vested options by Dr. Soon-Shiong.

(2)

Consists of 40,575,814 shares held by Cambridge Equities, LP. MP 13 Ventures, LLC is the general partner of Cambridge Equities, LP and may be deemed to have beneficial ownership of the shares held by Cambridge Equities, LP. Dr. Soon-Shiong, our Chairman and Chief Executive Officer and a member of our board of directors, is the sole member of MP 13 Ventures, LLC and has voting and dispositive power over the shares held by Cambridge Equities, LP.

(3)	Consists of (i) 3,334,906 shares held by Dr. Simon, and (ii) 1,437,671 shares issuable upon the exercise of options that are exercisable within sixty (60) days of April 16, 2020, by Dr. Simon.
(4)	Consists of 635,682 shares issuable upon the exercise of vested options, and 92,592 shares issuable upon the vesting of restricted stock units within sixty (60) days of April 16, 2020, by Mr. Gorlin.
(5)

Consists of (i) 237,477 shares held by Mr. Thomas, (ii) 13,886 shares held in the name of the estate of Mr. Thomas’ spouse, and (iii) 92,592 shares issuable upon the vesting of restricted stock units within sixty (60) days of April 16, 2020, by Mr. Thomas.

(6)	Consists of (i) 101,075 shares held by Mr. Blaszyk, and (ii) 92,592 shares issuable upon the vesting of restricted stock units within sixty (60) days of April 16, 2020, by Mr. Blaszyk.

(7)	Consists of (i) 63,736 shares held by Mr. Driscoll, and (ii) 92,592 shares issuable upon the vesting of restricted stock units within sixty (60) days of April 16, 2020, by Mr. Driscoll.
(8)	Consists of (i) 30,410 shares held by Ms. Nelson, and (ii) 87,500 shares issuable upon the exercise of options that are exercisable within sixty (60) days of April 16, 2020, by Ms. Nelson.
(9)	Consists of 100,308 shares issuable upon vesting of restricted stock units within sixty (60) days of April 16, 2020, by Ms. Cohen.
(10)

Consists of (i) 70,016,380 shares held, (ii) 3,060,853 shares issuable upon the exercise of options that are exercisable within sixty (60) days of April 16, 2020, and (iii) 470,676 shares issuable upon the vesting of restricted stock units within sixty (60) days of April 16, 2020.

OTHER MATTERS

Fiscal Year 2019 annual report

Our financial statements for our fiscal year ended December 31, 2019 are included in our 2019 annual report on Form 10-K filed with the SEC on March 25, 2020, which we will make available to stockholders at the same time as this proxy statement. This proxy statement and our 2019 annual report are posted on our website, www.nantkwest.com, under the investors tab and at the website of the SEC, at www.sec.gov. You may also obtain a copy of our 2019 annual report without charge by sending a written request to NantKwest, Inc., 2040 E. Mariposa Avenue, El Segundo, California 90245, Attention: Corporate Secretary.

Company Website

We maintain a website at www.nantkwest.com. Information contained on, or that can be accessed through, our website is not intended to be incorporated by reference into this proxy statement, and references to our website address in this proxy statement are inactive textual references only.

Availability of Bylaws

A copy of our amended and restated bylaws may be obtained by accessing NantKwest’s filings on the SEC’s website at www.sec.gov. You may also contact our corporate secretary at our principal executive offices for a copy of the relevant bylaw provisions regarding the requirements for making stockholder proposals and nominating director candidates.

PROPOSALS OF STOCKHOLDERS FOR 2021 ANNUAL MEETING

Stockholders may present proper proposals for inclusion in our proxy statement and for consideration at the next annual meeting of stockholders by submitting their proposals in writing to our corporate secretary so that they are received at our principal executive offices not later than the close of business (5:30 p.m. Pacific Time) on January 6, 2021. In addition, stockholder proposals must comply with the requirements of Rule 14a-8 under the Exchange Act regarding the inclusion of stockholder proposals in company-sponsored proxy materials. Pursuant to the rules promulgated by the SEC, simply submitting a proposal does not guarantee that it will be included.

In order to be properly brought before our 2021 annual meeting of stockholders, the stockholder must have given timely notice of such proposal or nomination, in proper written form. To be timely for our 2021 annual meeting of stockholders, a stockholder’s notice of a matter that the stockholder wishes to present, or the person or persons the stockholder wishes to nominate as a director, must be delivered to our corporate secretary at our principal executive offices not less than forty-five (45) days and not more than seventy-five (75) days before the one-year anniversary of the date on which we first mailed our proxy materials or a notice of availability of proxy materials (whichever is earlier) for the preceding year’s annual meeting. As a result, any written notice given by a stockholder pursuant to these provisions of our amended and restated bylaws must be received by our corporate secretary at our principal executive offices:

•	not earlier than February 18, 2021, and

•	not later than March 20, 2021.

In the event that we hold our 2021 annual meeting of stockholders more than thirty (30) days before or more than sixty (60) days after the one-year anniversary date of the 2020 annual meeting, then such written notice must be received not earlier than the close of business on the 120th day prior to such annual meeting and not later than the close of business on the later of the following two dates:

•	the 90th day prior to such annual meeting, or

•	the 10th day following the day on which public announcement of the date of such meeting is first made.

To be in proper written form, a stockholder’s notice and/or proposals must include the specified information concerning the proposal or nominee as described in our amended and restated bylaws. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements. Notices and/or proposals should be addressed to:

NantKwest, Inc.

Attention: Corporate Secretary

2040 E. Mariposa Avenue

El Segundo, California 90245

Tel: (310) 883-1300

For information on how to access our amended and restated bylaws, please see the section entitled “Availability of Bylaws,” and for additional information regarding stockholder recommendations for director candidates, please see the section entitled “Board of Directors and Corporate Governance – Stockholder Recommendations for Nominations to our Board of Directors.”

*********

We know of no other matters to be submitted at the 2020 annual meeting. If any other matters properly come before the 2020 annual meeting, it is the intention of the persons named in the proxy to vote the shares they represent as the board of directors may recommend. Discretionary authority with respect to such other matters is granted by a properly submitted proxy.

It is important that your shares be represented at the 2020 annual meeting, regardless of the number of shares that you hold. You are, therefore, urged to vote as promptly as possible to ensure your vote is recorded.

THE BOARD OF DIRECTORS

El Segundo, California

April 24, 2020

APPENDIX A

NANTKWEST, INC.

2015 EQUITY INCENTIVE PLAN

(As Amended and Restated             , 2020)

1.    Purposes of the Plan. The purposes of this Plan are:

•	to attract and retain the best available personnel for positions of substantial responsibility,

•	to provide additional incentive to Employees, Directors and Consultants, and

•	to promote the success of the Company’s business.

The Plan permits the grant of Incentive Stock Options, Nonstatutory Stock Options, Restricted Stock, Restricted Stock Units, Stock Appreciation Rights, Performance Units and Performance Shares.

2.    Definitions. As used herein, the following definitions will apply:

(a)    “Administrator” means the Board or any of its Committees as will be administering the Plan, in accordance with Section 4 of the Plan.

(b)     “Applicable Laws” means the legal and regulatory requirements relating to the administration of equity-based awards and the related issuance of Shares thereunder, including but not limited to U.S. federal and state corporate laws, U.S. federal and state securities laws, the Code, any stock exchange or quotation system on which the Common Stock is listed or quoted and the applicable laws of any non-U.S. country or jurisdiction where Awards are, or will be, granted under the Plan.

(c)     “Award” means, individually or collectively, a grant under the Plan of Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares.

(d)    “Award Agreement” means the written or electronic agreement setting forth the terms and provisions applicable to each Award granted under the Plan. The Award Agreement is subject to the terms and conditions of the Plan.

(e)    “Board” means the Board of Directors of the Company.

(f)    “Change in Control” means the occurrence of any of the following events:

(i)    A change in the ownership of the Company which occurs on the date that any one person, or more than one person acting as a group (“Person”), acquires ownership of the stock of the Company that, together with the stock held by such Person, constitutes more than fifty percent (50%) of the total voting power of the stock of the Company; provided, however, that for purposes of this subsection, the acquisition of additional stock by any one Person, who is considered to own more than fifty percent (50%) of the total voting power of the stock of the Company will not be considered a Change in Control; or

(ii)    A change in the effective control of the Company which occurs on the date that a majority of members of the Board is replaced during any twelve (12) month period by Directors whose appointment or election is not endorsed by a majority of the members of the Board prior to the date of the appointment or election. For purposes of this clause (ii), if any Person is considered to be in effective control of the Company, the acquisition of additional control of the Company by the same Person will not be considered a Change in Control; or

(iii)    A change in the ownership of a substantial portion of the Company’s assets which occurs on the date that any Person acquires (or has acquired during the twelve (12) month period ending on the date of the most recent acquisition by such person or persons) assets from the Company that have a total gross fair market value equal to or more than fifty percent (50%) of the total gross fair market value of all of the assets of the Company immediately prior to such acquisition or acquisitions; provided, however, that for purposes of this subsection (iii), the following will not constitute a change in the ownership of a substantial portion of the Company’s assets: (A) a transfer to an entity that is controlled by the Company’s stockholders immediately after the transfer, or (B) a transfer of assets by the Company to: (1) a stockholder of the Company (immediately before the asset transfer) in exchange for or with respect to the Company’s stock, (2) an entity, fifty percent (50%) or more of the total value or voting power of which is owned, directly or indirectly, by the Company, (3) a Person, that owns, directly or indirectly, fifty percent (50%) or more of the total value or voting power of all the outstanding stock of the Company, or (4) an entity, at least fifty percent (50%) of the total value or voting power of which is owned, directly or indirectly, by a Person described in this subsection (iii)(B)(3). For purposes of this subsection (iii), gross fair market value means the value of the assets of the Company, or the value of the assets being disposed of, determined without regard to any liabilities associated with such assets.

For purposes of this definition, persons will be considered to be acting as a group if they are owners of a corporation that enters into a merger, consolidation, purchase or acquisition of stock, or similar business transaction with the Company.

Notwithstanding the foregoing, a transaction will not be deemed a Change in Control unless the transaction qualifies as a change in control event within the meaning of Code Section 409A, as it has been and may be amended from time to time, and any proposed or final Treasury Regulations and Internal Revenue Service guidance that has been promulgated or may be promulgated thereunder from time to time.

Further and for the avoidance of doubt, a transaction will not constitute a Change in Control if: (i) its sole purpose is to change the state of the Company’s incorporation, or (ii) its sole purpose is to create a holding company that will be owned in substantially the same proportions by the persons who held the Company’s securities immediately before such transaction.

(g)    “Code” means the Internal Revenue Code of 1986, as amended. Reference to a specific section of the Code or regulation thereunder will include such section or regulation, any valid regulation promulgated under such section, and any comparable provision of any future legislation or regulation amending, supplementing or superseding such section or regulation.

(h)    “Committee” means a committee of Directors or of other individuals satisfying Applicable Laws appointed by the Board, or a duly authorized committee of the Board, in accordance with Section 4 hereof.

(i)    “Common Stock” means the common stock of the Company.

(j)     “Company” means NantKwest, Inc., a Delaware corporation, or any successor thereto.

(k)     “Consultant” means any natural person, including an advisor, engaged by the Company or a Parent or Subsidiary to render bona fide services to such entity, provided the services (i) are not in connection with the offer or sale of securities in a capital-raising transaction, and (ii) do not directly promote or maintain a market for the Company’s securities, in each case, within the meaning of Form S-8 promulgated under the Securities Act.

(l)    “Director” means a member of the Board.

(m)    “Disability” means total and permanent disability as defined in Section 22(e)(3) of the Code, provided that in the case of Awards other than Incentive Stock Options, the Administrator in its discretion may determine whether a permanent and total disability exists in accordance with uniform and non-discriminatory standards adopted by the Administrator from time to time.

(n)    “Employee” means any person, including Officers and Directors, employed by the Company or any Parent or Subsidiary of the Company. Neither service as a Director nor payment of a director’s fee by the Company will be sufficient to constitute “employment” by the Company.

(o)    “Exchange Act” means the Securities Exchange Act of 1934, as amended.

(p)    “Exchange Program” means a program under which (i) outstanding Awards are surrendered or cancelled in exchange for awards of the same type (which may have higher or lower exercise prices and different terms), awards of a different type, and/or cash, (ii) Participants would have the opportunity to transfer any outstanding Awards to a financial institution or other person or entity selected by the Administrator, and/or (iii) the exercise price of an outstanding Award is increased or reduced. The Administrator will determine the terms and conditions of any Exchange Program in its sole discretion.

(q)    “Fair Market Value” means, as of any date, the value of Common Stock determined as follows:

(i)    If the Common Stock is listed on any established stock exchange or a national market system, including without limitation the New York Stock Exchange, the NASDAQ Global Select Market, the NASDAQ Global Market or the NASDAQ Capital Market of The NASDAQ Stock Market, its Fair Market Value will be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or system on the day of determination, as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(ii)    If the Common Stock is regularly quoted by a recognized securities dealer but selling prices are not reported, the Fair Market Value of a Share will be the mean between the high bid and low asked prices for the Common Stock on the date of determination (or, if no bids and asks were reported on that date, as applicable, on the last trading date such bids and asks were reported), as reported in The Wall Street Journal or such other source as the Administrator deems reliable;

(iii)    For purposes of any Awards granted on the Registration Date, the Fair Market Value will be the initial price to the public as set forth in the final prospectus included within the registration statement on Form S-1 filed with the Securities and Exchange Commission for the initial public offering of the Common Stock; or

(iv)    In the absence of an established market for the Common Stock, the Fair Market Value will be determined in good faith by the Administrator.

(r)    “Fiscal Year” means the fiscal year of the Company.

(s)    “Incentive Stock Option” means an Option that by its terms qualifies and is intended to qualify as an incentive stock option within the meaning of Section 422 of the Code.

(t)    “Inside Director” means a Director who is an Employee.

(u)    “Nonstatutory Stock Option” means an Option that by its terms does not qualify or is not intended to qualify as an Incentive Stock Option.

(v)    “Officer” means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

(w)    “Option” means a stock option granted pursuant to the Plan.

(x)    “Outside Director” means a Director who is not an Employee.

(y)    “Parent” means a “parent corporation,” whether now or hereafter existing, as defined in Section 424(e) of the Code.

(z)    “Participant” means the holder of an outstanding Award.

(aa)    “Performance Share” means an Award denominated in Shares which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine pursuant to Section 10.

(bb)    “Performance Unit” means an Award which may be earned in whole or in part upon attainment of performance goals or other vesting criteria as the Administrator may determine and which may be settled for cash, Shares or other securities or a combination of the foregoing pursuant to Section 10.

(cc)    “Period of Restriction” means the period during which the transfer of Shares of Restricted Stock are subject to restrictions and therefore, the Shares are subject to a substantial risk of forfeiture. Such restrictions may be based on the passage of time, the achievement of target levels of performance, or the occurrence of other events as determined by the Administrator.

(dd)    “Plan” means this 2015 Equity Incentive Plan.

(ee)    “Registration Date” means the effective date of the first registration statement that is filed by the Company and declared effective pursuant to Section 12(b) of the Exchange Act, with respect to any class of the Company’s securities.

(ff)    “Restricted Stock” means Shares issued pursuant to a Restricted Stock award under Section 7 of the Plan, or issued pursuant to the early exercise of an Option.

(gg)    “Restricted Stock Unit” means a bookkeeping entry representing an amount equal to the Fair Market Value of one Share, granted pursuant to Section 8. Each Restricted Stock Unit represents an unfunded and unsecured obligation of the Company.

(hh)    “Rule 16b-3” means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3, as in effect when discretion is being exercised with respect to the Plan.

(ii)    “Section 16(b)” means Section 16(b) of the Exchange Act.

(jj)    “Service Provider” means an Employee, Director or Consultant.

(kk)    “Share” means a share of the Common Stock, as adjusted in accordance with Section 14 of the Plan.

(ll)    “Stock Appreciation Right” means an Award, granted alone or in connection with an Option, that pursuant to Section 9 is designated as a Stock Appreciation Right.

(mm)    “Subsidiary” means a “subsidiary corporation,” whether now or hereafter existing, as defined in Section 424(f) of the Code.

3.    Stock Subject to the Plan.

(a)    Stock Subject to the Plan. Subject to the provisions of Section 14 of the Plan, the maximum aggregate number of Shares that may be issued under the Plan is 9,500,000 Shares, plus the sum of (i) any Shares that, as of the Registration Date, have been reserved but not issued pursuant to any awards granted under the

Company’s 2014 Equity Incentive Plan, as amended (the “Existing Plan”), and are not subject to any awards granted thereunder, and (ii) any Shares subject to stock options or similar awards granted under the Existing Plan that, on or after the Registration Date, expire or otherwise terminate without having been exercised in full and Shares issued pursuant to awards granted under the Existing Plan that are forfeited to or repurchased by the Company, with the maximum number of Shares to be added to the Plan pursuant to clauses (i) and (ii) equal to 9,197,066. The Shares may be authorized, but unissued, or reacquired Common Stock.

(b)    Lapsed Awards. If an Award expires or becomes unexercisable without having been exercised in full, is surrendered pursuant to an Exchange Program, or, with respect to Restricted Stock, Restricted Stock Units, Performance Units or Performance Shares, is forfeited to, or repurchased by, the Company due to failure to vest, then the unpurchased Shares (or for Awards other than Options or Stock Appreciation Rights the forfeited or repurchased Shares), which were subject thereto will become available for future grant or sale under the Plan (unless the Plan has terminated). With respect to Stock Appreciation Rights, only Shares actually issued (i.e., the net Shares issued) pursuant to a Stock Appreciation Right will cease to be available under the Plan; all remaining Shares under Stock Appreciation Rights will remain available for future grant or sale under the Plan (unless the Plan has terminated). Shares that actually have been issued under the Plan under any Award will not be returned to the Plan and will not become available for future distribution under the Plan; provided, however, that if Shares issued pursuant to Awards of Restricted Stock, Restricted Stock Units, Performance Shares or Performance Units are repurchased by the Company or are forfeited to the Company, such Shares will become available for future grant under the Plan. Shares used to pay the exercise price of an Award or to satisfy the tax withholding obligations related to an Award will become available for future grant or sale under the Plan. To the extent an Award under the Plan is paid out in cash rather than Shares, such cash payment will not result in reducing the number of Shares available for issuance under the Plan. Notwithstanding the foregoing and, subject to adjustment as provided in Section 14, the maximum number of Shares that may be issued upon the exercise of Incentive Stock Options will equal the aggregate Share number stated in Section 3(a), plus, to the extent allowable under Section 422 of the Code, any Shares that become available for issuance under the Plan pursuant to Section 3(c).

(c)    Share Reserve. The Company, during the term of this Plan, will at all times reserve and keep available such number of Shares as will be sufficient to satisfy the requirements of the Plan.

4.    Administration of the Plan.

(a)    Procedure.

(i)    Multiple Administrative Bodies. Different Committees with respect to different groups of Service Providers may administer the Plan.

(ii)    Section 162(m). To the extent that the Administrator determines it to be desirable to qualify Awards granted hereunder as “performance-based compensation” within the meaning of Section 162(m) of the Code, the Plan will be administered by a Committee of two (2) or more “outside directors” within the meaning of Section 162(m) of the Code.

(iii)    Rule 16b-3. To the extent desirable to qualify transactions hereunder as exempt under Rule 16b-3, the transactions contemplated hereunder will be structured to satisfy the requirements for exemption under Rule 16b-3.

(iv)    Other Administration. Other than as provided above, the Plan will be administered by (A) the Board or (B) a Committee, which committee will be constituted to satisfy Applicable Laws.

(b)    Powers of the Administrator. Subject to the provisions of the Plan, and in the case of a Committee, subject to the specific duties delegated by the Board to such Committee, the Administrator will have the authority, in its discretion:

(i)    to determine the Fair Market Value;

(ii)    to select the Service Providers to whom Awards may be granted hereunder;

(iii)    to determine the number of Shares to be covered by each Award granted hereunder;

(iv)    to approve forms of Award Agreements for use under the Plan;

(v)    to determine the terms and conditions, not inconsistent with the terms of the Plan, of any Award granted hereunder. Such terms and conditions include, but are not limited to, the exercise price, the time or times when Awards may be exercised (which may be based on performance criteria), any vesting acceleration or waiver of forfeiture restrictions, and any restriction or limitation regarding any Award or the Shares relating thereto, based in each case on such factors as the Administrator will determine;

(vi)    to institute and determine the terms and conditions of an Exchange Program;

(vii)    to construe and interpret the terms of the Plan and Awards granted pursuant to the Plan;

(viii)    to prescribe, amend and rescind rules and regulations relating to the Plan, including rules and regulations relating to sub-plans established for the purpose of satisfying applicable foreign laws or for qualifying for favorable tax treatment under applicable foreign laws;

(ix)    to modify or amend each Award (subject to Section 19 of the Plan), including but not limited to the discretionary authority to extend the post-termination exercisability period of Awards and to extend the maximum term of an Option (subject to Section 6(b) of the Plan regarding Incentive Stock Options);

(x)    to allow Participants to satisfy tax withholding obligations in such manner as prescribed in Section 15 of the Plan;

(xi)    to authorize any person to execute on behalf of the Company any instrument required to effect the grant of an Award previously granted by the Administrator;

(xii)    to allow a Participant to defer the receipt of the payment of cash or the delivery of Shares that otherwise would be due to such Participant under an Award; and

(xiii)    to make all other determinations deemed necessary or advisable for administering the Plan.

(c)    Effect of Administrator’s Decision. The Administrator’s decisions, determinations and interpretations will be final and binding on all Participants and any other holders of Awards.

5.    Eligibility. Nonstatutory Stock Options, Stock Appreciation Rights, Restricted Stock, Restricted Stock Units, Performance Shares and Performance Units may be granted to Service Providers. Incentive Stock Options may be granted only to Employees.

6.    Stock Options.

(a)    Limitations. Each Option will be designated in the Award Agreement as either an Incentive Stock Option or a Nonstatutory Stock Option. However, notwithstanding such designation, to the extent that the aggregate Fair Market Value of the Shares with respect to which Incentive Stock Options are exercisable for the first time by the Participant during any calendar year (under all plans of the Company and any Parent or Subsidiary) exceeds one hundred thousand dollars ($100,000), such Options will be treated as Nonstatutory Stock Options. For purposes of this Section 6(a), Incentive Stock Options will be taken into account in the order in which they were granted. The Fair Market Value of the Shares will be determined as of the time the Option with respect to such Shares is granted.

(b)    Term of Option. The term of each Option will be stated in the Award Agreement. In the case of an Incentive Stock Option, the term will be ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement. Moreover, in the case of an Incentive Stock Option granted to a Participant who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or any Parent or Subsidiary, the term of the Incentive Stock Option will be five (5) years from the date of grant or such shorter term as may be provided in the Award Agreement.

(c)    Option Exercise Price and Consideration.

(i)    Exercise Price. The per share exercise price for the Shares to be issued pursuant to exercise of an Option will be determined by the Administrator, subject to the following:

(1)    In the case of an Incentive Stock Option

(A)    granted to an Employee who, at the time the Incentive Stock Option is granted, owns stock representing more than ten percent (10%) of the voting power of all classes of stock of the Company or any Parent or Subsidiary, the per Share exercise price will be no less than one hundred ten percent (110%) of the Fair Market Value per Share on the date of grant.

(B)    granted to any Employee other than an Employee described in paragraph (A) immediately above, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(2)    In the case of a Nonstatutory Stock Option, the per Share exercise price will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant.

(3)    Notwithstanding the foregoing, Options may be granted with a per Share exercise price of less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant pursuant to a transaction described in, and in a manner consistent with, Section 424(a) of the Code.

(ii)    Waiting Period and Exercise Dates. At the time an Option is granted, the Administrator will fix the period within which the Option may be exercised and will determine any conditions that must be satisfied before the Option may be exercised.

(iii)    Form of Consideration. The Administrator will determine the acceptable form of consideration for exercising an Option, including the method of payment. In the case of an Incentive Stock Option, the Administrator will determine the acceptable form of consideration at the time of grant. Such consideration may consist entirely of: (1) cash; (2) check; (3) promissory note, to the extent permitted by Applicable Laws; (4) other Shares, provided that such Shares have a Fair Market Value on the date of surrender equal to the aggregate exercise price of the Shares as to which such Option will be exercised and provided that accepting such Shares will not result in any adverse accounting consequences to the Company, as the Administrator determines in its sole discretion; (5) consideration received by the Company under a broker-assisted (or other) cashless exercise program (whether through a broker or otherwise) implemented by the

Company in connection with the Plan; (6) by net exercise; (7) such other consideration and method of payment for the issuance of Shares to the extent permitted by Applicable Laws; or (8) any combination of the foregoing methods of payment.

(d)    Exercise of Option.

(i)    Procedure for Exercise; Rights as a Stockholder. Any Option granted hereunder will be exercisable according to the terms of the Plan and at such times and under such conditions as determined by the Administrator and set forth in the Award Agreement. An Option may not be exercised for a fraction of a Share.

An Option will be deemed exercised when the Company receives: (i) a notice of exercise (in such form as the Administrator may specify from time to time) from the person entitled to exercise the Option, and (ii) full payment for the Shares with respect to which the Option is exercised (together with applicable withholding taxes). Full payment may consist of any consideration and method of payment authorized by the Administrator and permitted by the Award Agreement and the Plan. Shares issued upon exercise of an Option will be issued in the name of the Participant or, if requested by the Participant, in the name of the Participant and his or her spouse. Until the Shares are issued (as evidenced by the appropriate entry on the books of the Company or of a duly authorized transfer agent of the Company), no right to vote or receive dividends or any other rights as a stockholder will exist with respect to the Shares subject to an Option, notwithstanding the exercise of the Option. The Company will issue (or cause to be issued) such Shares promptly after the Option is exercised. No adjustment will be made for a dividend or other right for which the record date is prior to the date the Shares are issued, except as provided in Section 14 of the Plan.

Exercising an Option in any manner will decrease the number of Shares thereafter available, both for purposes of the Plan and for sale under the Option, by the number of Shares as to which the Option is exercised.

(ii)    Termination of Relationship as a Service Provider. If a Participant ceases to be a Service Provider, other than upon the Participant’s termination as the result of the Participant’s death or Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for three (3) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified by the Administrator, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iii)    Disability of Participant. If a Participant ceases to be a Service Provider as a result of the Participant’s Disability, the Participant may exercise his or her Option within such period of time as is specified in the Award Agreement to the extent the Option is vested on the date of termination (but in no event later than the expiration of the term of such Option as set forth in the Award Agreement). In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following the Participant’s termination. Unless otherwise provided by the Administrator, if on the date of termination the Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will revert to the Plan. If after termination the Participant does not exercise his or her Option within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

(iv)    Death of Participant. If a Participant dies while a Service Provider, the Option may be exercised following the Participant’s death within such period of time as is specified in the Award Agreement to the extent that the Option is vested on the date of death (but in no event may the option be exercised later than the expiration of the term of such Option as set forth in the Award Agreement), by the Participant’s designated beneficiary, provided such beneficiary has been designated prior to Participant’s death in a form acceptable to the Administrator. If no such beneficiary has been designated by the Participant, then such Option may be exercised by the personal representative of the Participant’s estate or by the person(s) to whom the Option is transferred pursuant to the Participant’s will or in accordance with the laws of descent and distribution. In the absence of a specified time in the Award Agreement, the Option will remain exercisable for twelve (12) months following Participant’s death. Unless otherwise provided by the Administrator, if at the time of death Participant is not vested as to his or her entire Option, the Shares covered by the unvested portion of the Option will immediately revert to the Plan. If the Option is not so exercised within the time specified herein, the Option will terminate, and the Shares covered by such Option will revert to the Plan.

7.    Restricted Stock.

(a)    Grant of Restricted Stock. Subject to the terms and provisions of the Plan, the Administrator, at any time and from time to time, may grant Shares of Restricted Stock to Service Providers in such amounts as the Administrator, in its sole discretion, will determine.

(b)    Restricted Stock Agreement. Each Award of Restricted Stock will be evidenced by an Award Agreement that will specify the Period of Restriction, if any, the number of Shares granted, and such other terms and conditions as the Administrator, in its sole discretion, will determine. Unless the Administrator determines otherwise, the Company as escrow agent will hold Shares of Restricted Stock until the restrictions on such Shares have lapsed.

(c)    Transferability. Except as provided in this Section 7 or the Award Agreement, Shares of Restricted Stock may not be sold, transferred, pledged, assigned, or otherwise alienated or hypothecated until the end of the applicable Period of Restriction.

(d)    Other Restrictions. The Administrator, in its sole discretion, may impose such other restrictions on Shares of Restricted Stock as it may deem advisable or appropriate.

(e)    Removal of Restrictions. Except as otherwise provided in this Section 7, Shares of Restricted Stock covered by each Restricted Stock grant made under the Plan will be released from escrow as soon as practicable after the last day of the Period of Restriction or at such other time as the Administrator may determine. The Administrator, in its discretion, may accelerate the time at which any restrictions will lapse or be removed.

(f)    Voting Rights. During the Period of Restriction, Service Providers holding Shares of Restricted Stock granted hereunder may exercise full voting rights with respect to those Shares, unless the Administrator determines otherwise.

(g)    Dividends and Other Distributions. During the Period of Restriction, Service Providers holding Shares of Restricted Stock will be entitled to receive all dividends and other distributions paid with respect to such Shares, unless the Administrator provides otherwise. If any such dividends or distributions are paid in Shares, the Shares will be subject to the same restrictions on transferability and forfeitability as the Shares of Restricted Stock with respect to which they were paid.

(h)    Return of Restricted Stock to Company. On the date set forth in the Award Agreement, the Restricted Stock for which restrictions have not lapsed will revert to the Company and again will become available for grant under the Plan.

8.    Restricted Stock Units.

(a)    Grant. Restricted Stock Units may be granted at any time and from time to time as determined by the Administrator. After the Administrator determines that it will grant Restricted Stock Units under the Plan, it will advise the Participant in an Award Agreement of the terms, conditions, and restrictions related to the grant, including the number of Restricted Stock Units.

(b)    Vesting Criteria and Other Terms. The Administrator will set vesting criteria in its discretion, which, depending on the extent to which the criteria are met, will determine the number of Restricted Stock Units that will be paid out to the Participant. The Administrator may set vesting criteria based upon the achievement of Company-wide, divisional, business unit, or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws or any other basis determined by the Administrator in its discretion.

(c)    Earning Restricted Stock Units. Upon meeting the applicable vesting criteria, the Participant will be entitled to receive a payout as determined by the Administrator. Notwithstanding the foregoing, at any time after the grant of Restricted Stock Units, the Administrator, in its sole discretion, may reduce or waive any vesting criteria that must be met to receive a payout.

(d)    Form and Timing of Payment. Payment of earned Restricted Stock Units will be made as soon as practicable after the date(s) determined by the Administrator and set forth in the Award Agreement. The Administrator, in its sole discretion, may only settle earned Restricted Stock Units in cash, Shares, or a combination of both.

(e)    Cancellation. On the date set forth in the Award Agreement, all unearned Restricted Stock Units will be forfeited to the Company.

9.    Stock Appreciation Rights.

(a)    Grant of Stock Appreciation Rights. Subject to the terms and conditions of the Plan, a Stock Appreciation Right may be granted to Service Providers at any time and from time to time as will be determined by the Administrator, in its sole discretion.

(b)    Number of Shares. The Administrator will have complete discretion to determine the number of Stock Appreciation Rights granted to any Service Provider.

(c)    Exercise Price and Other Terms. The per share exercise price for the Shares to be issued pursuant to exercise of a Stock Appreciation Right will be determined by the Administrator and will be no less than one hundred percent (100%) of the Fair Market Value per Share on the date of grant. Otherwise, the Administrator, subject to the provisions of the Plan, will have complete discretion to determine the terms and conditions of Stock Appreciation Rights granted under the Plan.

(d)    Stock Appreciation Right Agreement. Each Stock Appreciation Right grant will be evidenced by an Award Agreement that will specify the exercise price, the term of the Stock Appreciation Right, the conditions of exercise, and such other terms and conditions as the Administrator, in its sole discretion, will determine.

(e)    Expiration of Stock Appreciation Rights. A Stock Appreciation Right granted under the Plan will expire ten (10) years from the date of grant or such shorter term as may be provided in the Award Agreement, as determined by the Administrator, in its sole discretion. Notwithstanding the foregoing, the rules of Section 6(d) relating to exercise also will apply to Stock Appreciation Rights.

(f)    Payment of Stock Appreciation Right Amount. Upon exercise of a Stock Appreciation Right, a Participant will be entitled to receive payment from the Company in an amount determined by multiplying:

(i)    The difference between the Fair Market Value of a Share on the date of exercise over the exercise price; times

(ii)    The number of Shares with respect to which the Stock Appreciation Right is exercised.

At the discretion of the Administrator, the payment upon Stock Appreciation Right exercise may be in cash, in Shares of equivalent value, or in some combination thereof.

10.    Performance Units and Performance Shares.

(a)    Grant of Performance Units/Shares. Performance Units and Performance Shares may be granted to Service Providers at any time and from time to time, as will be determined by the Administrator, in its sole discretion. The Administrator will have complete discretion in determining the number of Performance Units and Performance Shares granted to each Participant.

(b)    Value of Performance Units/Shares. Each Performance Unit will have an initial value that is established by the Administrator on or before the date of grant. Each Performance Share will have an initial value equal to the Fair Market Value of a Share on the date of grant.

(c)    Performance Objectives and Other Terms. The Administrator will set performance objectives or other vesting provisions (including, without limitation, continued status as a Service Provider) in its discretion which, depending on the extent to which they are met, will determine the number or value of Performance Units/Shares that will be paid out to the Service Providers. The time period during which the performance objectives or other vesting provisions must be met will be called the “Performance Period.” Each Award of Performance Units/Shares will be evidenced by an Award Agreement that will specify the Performance Period, and such other terms and conditions as the Administrator, in its sole discretion, will determine. The Administrator may set performance objectives based upon the achievement of Company-wide, divisional, business unit or individual goals (including, but not limited to, continued employment or service), applicable federal or state securities laws, or any other basis determined by the Administrator in its discretion.

(d)    Earning of Performance Units/Shares. After the applicable Performance Period has ended, the holder of Performance Units/Shares will be entitled to receive a payout of the number of Performance Units/Shares earned by the Participant over the Performance Period, to be determined as a function of the extent to which the corresponding performance objectives or other vesting provisions have been achieved. After the grant of a Performance Unit/Share, the Administrator, in its sole discretion, may reduce or waive any performance objectives or other vesting provisions for such Performance Unit/Share.

(e)    Form and Timing of Payment of Performance Units/Shares. Payment of earned Performance Units/Shares will be made as soon as practicable after the expiration of the applicable Performance Period. The Administrator, in its sole discretion, may pay earned Performance Units/Shares in the form of cash, in Shares (which have an aggregate Fair Market Value equal to the value of the earned Performance Units/Shares at the close of the applicable Performance Period) or in a combination thereof.

(f)    Cancellation of Performance Units/Shares. On the date set forth in the Award Agreement, all unearned or unvested Performance Units/Shares will be forfeited to the Company, and again will be available for grant under the Plan.

11.    Outside Director Limitations. Subject to the provisions of Section 14 of the Plan, no Outside Director may be granted, in any Fiscal Year, Awards covering more than 175,000 Shares, increased to 300,000 Shares in the Fiscal Year of his or her initial service as an Outside Director.

12.    Leaves of Absence/Transfer Between Locations. Unless the Administrator provides otherwise, vesting of Awards granted hereunder will be suspended during any unpaid leave of absence. A Participant will not cease to be an Employee in the case of (i) any leave of absence approved by the Company or (ii) transfers between locations of the Company or between the Company, its Parent, or any Subsidiary. For purposes of Incentive Stock Options, no such leave may exceed three (3) months, unless reemployment upon expiration of such leave is guaranteed by statute or contract. If reemployment upon expiration of a leave of absence approved by the Company is not so guaranteed, then six (6) months following the first (1st) day of such leave any Incentive Stock Option held by the Participant will cease to be treated as an Incentive Stock Option and will be treated for tax purposes as a Nonstatutory Stock Option.

13.    Transferability of Awards. Unless determined otherwise by the Administrator, an Award may not be sold, pledged, assigned, hypothecated, transferred, or disposed of in any manner other than by will or by the laws of descent or distribution and may be exercised, during the lifetime of the Participant, only by the Participant. If the Administrator makes an Award transferable, such Award will contain such additional terms and conditions as the Administrator deems appropriate.

14.    Adjustments; Dissolution or Liquidation; Change in Control.

(a)    Adjustments. In the event that any dividend or other distribution (whether in the form of cash, Shares, other securities, or other property), recapitalization, stock split, reverse stock split, reorganization, merger, consolidation, split-up, spin-off, combination, repurchase, or exchange of Shares or other securities of the Company, or other change in the corporate structure of the Company affecting the Shares occurs, the Administrator, in order to prevent diminution or enlargement of the benefits or potential benefits intended to be made available under the Plan, will adjust the number and class of Shares that may be delivered under the Plan and/or the number, class, and price of Shares covered by each outstanding Award, and the numerical Share limit in Section 3 of the Plan.

(b)    Dissolution or Liquidation. In the event of the proposed dissolution or liquidation of the Company, the Administrator will notify each Participant as soon as practicable prior to the effective date of such proposed transaction. To the extent it previously has not been exercised, an Award will terminate immediately prior to the consummation of such proposed action.

(c)    Change in Control. In the event of a Change in Control, each outstanding Award will be treated as the Administrator determines, including, without limitation, that (i) Awards may be assumed, or substantially equivalent Awards will be substituted, by the acquiring or succeeding corporation (or an affiliate thereof) with appropriate adjustments as to the number and kind of shares and prices; (ii) upon written notice to a Participant, that the Participant’s Awards will terminate upon or immediately prior to the consummation of such Change in Control; (iii) outstanding Awards will vest and become exercisable, realizable, or payable, or restrictions applicable to an Award will lapse, in whole or in part prior to or upon consummation of such Change in Control, and, to the extent the Administrator determines, terminate upon or immediately prior to the effectiveness of such merger or Change in Control; (iv) (A) the termination of an Award in exchange for an amount of cash and/or property, if any, equal to the amount that would have been attained upon the exercise of such Award or realization of the Participant’s rights as of the date of the occurrence of the transaction (and, for the avoidance of doubt, if as of the date of the occurrence of the transaction the Administrator determines in good faith that no amount would have been attained upon the exercise of such Award or realization of the Participant’s rights, then such Award may be terminated by the Company without payment), or (B) the replacement of such Award with other rights or property selected by the Administrator in its sole discretion; or (v) any combination of the foregoing. In taking any of the actions permitted under this Section 14(c), the Administrator will not be required to treat all Awards similarly in the transaction.

In the event that the successor corporation does not assume or substitute for the Award, the Participant will fully vest in and have the right to exercise all of his or her outstanding Options and Stock Appreciation

Rights, including Shares as to which such Awards would not otherwise be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met. In addition, if an Option or Stock Appreciation Right is not assumed or substituted in the event of a Change in Control, the Administrator will notify the Participant in writing or electronically that the Option or Stock Appreciation Right will be exercisable for a period of time determined by the Administrator in its sole discretion, and the Option or Stock Appreciation Right will terminate upon the expiration of such period.

For the purposes of this subsection (c), an Award will be considered assumed if, following the Change in Control, the Award confers the right to purchase or receive, for each Share subject to the Award immediately prior to the Change in Control, the consideration (whether stock, cash, or other securities or property) received in the Change in Control by holders of Common Stock for each Share held on the effective date of the transaction (and if holders were offered a choice of consideration, the type of consideration chosen by the holders of a majority of the outstanding Shares); provided, however, that if such consideration received in the Change in Control is not solely common stock of the successor corporation or its Parent, the Administrator may, with the consent of the successor corporation, provide for the consideration to be received upon the exercise of an Option or Stock Appreciation Right or upon the payout of a Restricted Stock Unit, Performance Unit or Performance Share, for each Share subject to such Award, to be solely common stock of the successor corporation or its Parent equal in fair market value to the per share consideration received by holders of Common Stock in the Change in Control.

Notwithstanding anything in this Section 14(c) to the contrary, an Award that vests, is earned or paid-out upon the satisfaction of one or more performance goals will not be considered assumed if the Company or its successor modifies any of such performance goals without the Participant’s consent; provided, however, a modification to such performance goals only to reflect the successor corporation’s post-Change in Control corporate structure will not be deemed to invalidate an otherwise valid Award assumption.

(d)    Outside Director Awards. With respect to Awards granted to an Outside Director, in the event of a Change in Control, the Participant will fully vest in and have the right to exercise Options and/or Stock Appreciation Rights as to all of the Shares underlying such Award, including those Shares which otherwise would not be vested or exercisable, all restrictions on Restricted Stock and Restricted Stock Units will lapse, and, with respect to Awards with performance-based vesting, all performance goals or other vesting criteria will be deemed achieved at one hundred percent (100%) of target levels and all other terms and conditions met.

15.    Tax.

(a)    Withholding Requirements. Prior to the delivery of any Shares or cash pursuant to an Award (or exercise thereof) or such earlier time as any tax withholding obligations are due, the Company will have the power and the right to deduct or withhold, or require a Participant to remit to the Company, an amount sufficient to satisfy federal, state, local, foreign or other taxes (including the Participant’s FICA obligation) required to be withheld with respect to such Award (or exercise thereof).

(b)    Withholding Arrangements. The Administrator, in its sole discretion and pursuant to such procedures as it may specify from time to time, may permit a Participant to satisfy such tax withholding obligation, in whole or in part by (without limitation) (a) paying cash, (b) electing to have the Company withhold otherwise deliverable cash or Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld, or (c) delivering to the Company already-owned Shares having a Fair Market Value equal to the minimum statutory amount required to be withheld. The Fair Market Value of the Shares to be withheld or delivered will be determined as of the date that the taxes are required to be withheld.

(c)    Compliance With Code Section 409A. Awards will be designed and operated in such a manner that they are either exempt from the application of, or comply with, the requirements of Code Section 409A such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A, except as otherwise determined in the sole discretion of the Administrator. The Plan and each Award Agreement under the Plan is intended to meet the requirements of Code Section 409A and will be construed and interpreted in accordance with such intent, except as otherwise determined in the sole discretion of the Administrator. To the extent that an Award or payment, or the settlement or deferral thereof, is subject to Code Section 409A, the Award will be granted, paid, settled or deferred in a manner that will meet the requirements of Code Section 409A, such that the grant, payment, settlement or deferral will not be subject to the additional tax or interest applicable under Code Section 409A.

16.    No Effect on Employment or Service. Neither the Plan nor any Award will confer upon a Participant any right with respect to continuing the Participant’s relationship as a Service Provider with the Company, nor will they interfere in any way with the Participant’s right or the Company’s right to terminate such relationship at any time, with or without cause, to the extent permitted by Applicable Laws.

17.    Date of Grant. The date of grant of an Award will be, for all purposes, the date on which the Administrator makes the determination granting such Award, or such other later date as is determined by the Administrator. Notice of the determination will be provided to each Participant within a reasonable time after the date of such grant.

18.    Term of Plan. Subject to Section 22 of the Plan, the Plan will become effective upon the later to occur of (i) its adoption by the Board or (ii) the business day immediately prior to the Registration Date. It will continue in effect for a term of ten (10) years from the date adopted by the Board, unless terminated earlier under Section 19 of the Plan.

19.    Amendment and Termination of the Plan.

(a)    Amendment and Termination. The Administrator may at any time amend, alter, suspend or terminate the Plan.

(b)    Stockholder Approval. The Company will obtain stockholder approval of any Plan amendment to the extent necessary and desirable to comply with Applicable Laws.

(c)    Effect of Amendment or Termination. No amendment, alteration, suspension or termination of the Plan will materially impair the rights of any Participant, unless mutually agreed otherwise between the Participant and the Administrator, which agreement must be in writing and signed by the Participant and the Company. Termination of the Plan will not affect the Administrator’s ability to exercise the powers granted to it hereunder with respect to Awards granted under the Plan prior to the date of such termination.

20.    Conditions Upon Issuance of Shares.

(a)    Legal Compliance. Shares will not be issued pursuant to the exercise of an Award unless the exercise of such Award and the issuance and delivery of such Shares will comply with Applicable Laws and will be further subject to the approval of counsel for the Company with respect to such compliance.

(b)    Investment Representations. As a condition to the exercise of an Award, the Company may require the person exercising such Award to represent and warrant at the time of any such exercise that the Shares are being purchased only for investment and without any present intention to sell or distribute such Shares if, in the opinion of counsel for the Company, such a representation is required.

21.    Inability to Obtain Authority. The inability of the Company to obtain authority from any regulatory body having jurisdiction or to complete or comply with the requirements of any registration or other qualification of the Shares under any state, federal or foreign law or under the rules and regulations of the Securities and Exchange Commission, the stock exchange on which Shares of the same class are then listed, or any other governmental or regulatory body, which authority, registration, qualification or rule compliance is deemed by the Company’s counsel to be necessary or advisable for the issuance and sale of any Shares hereunder, will relieve the Company of any liability in respect of the failure to issue or sell such Shares as to which such requisite authority, registration, qualification or rule compliance will not have been obtained.

22.    Stockholder Approval. The Plan will be subject to approval by the stockholders of the Company within twelve (12) months after the date the Plan is adopted by the Board. Such stockholder approval will be obtained in the manner and to the degree required under Applicable Laws.

NANTKWEST, INC. 2020 ANNUAL MEETING OF STOCKHOLDERS Date: June 10, 2020 Time: 9:30 A.M. (Pacific Time)
Webcast Address: Annual meeting to be held live via internet—please visit www.proxydocs.com/NK for more details.
Please make your marks like this:                Use dark black pencil or pen only The Board of Directors Recommends a Vote FOR all of the nominees listed, FOR proposal 2, and FOR proposal 3.

1: Election of Directors		For	Withhold	Directors Recommend
	01 Patrick Soon-Shiong			For
	02 Barry J. Simon			For
	03 Steve Gorlin			For
	04 Michael Blaszyk			For
	05 Frederick Driscoll			For
	06 John C. Thomas, Jr.			For
	07 Cheryl Cohen			For
		For	Against Abstain
2:	To approve an amendment to the Company’s 2015 Equity Incentive Plan to increase the number of shares of common stock reserved for issuance thereunder by 3,000,000 shares.
	For	Against Abstain	For
3:	To ratify the appointment of Ernst & Young LLP as NantKwest’s Independent Registered Public Accounting Firm for the fiscal year ending December 31, 2020.
4:	To consider and act upon any other matters which may properly come before the meeting or any adjournment or postponement thereof.

THE SHARES REPRESENTED BY THIS PROXY WILL BE VOTED AS DIRECTED OR, IF NO DIRECTION IS GIVEN, SHARES WILL BE VOTED FOR THE ELECTION OF THE DIRECTORS IN PROPOSAL 1, FOR PROPOSAL 2, AND FOR PROPOSAL 3. TO ATTEND the Annual Meeting of NantKwest, Inc., please visit www.proxydocs.com/NK for virtual meeting registration details. Authorized Signatures—This section must be completed for your Instructions to be executed.
Please Sign Here Please Date Above Please Sign Here Please Date Above Please sign exactly as your name(s) appears on your stock certificate. If held in joint tenancy, all persons should sign. Trustees, administrators, etc., should include title and authority. Corporations should provide full name of corporation and title of authorized officer signing the proxy.
Please separate carefully at the perforation and return just this portion in the envelope provided.
NANTKWEST, INC. 2020 Annual Meeting of Stockholders Wednesday, June 10, 2020 This proxy is being solicited by the Board of Directors VOTE BY: INTERNET TELEPHONE Call www. Go To proxypush.com/NK 866-249-5381 • • Use any touch-tone telephone. Cast your vote online. OR • Have your Proxy Card/Voting Instruction Form ready. • View Meeting Documents. • Follow the simple recorded instructions. MAIL OR • Mark, sign and date your Proxy Card/Voting Instruction Form.
• Detach your Proxy Card/Voting Instruction Form. • Return your Proxy Card/Voting Instruction Form in the postage-paid envelope provided. The undersigned hereby appoints Patrick Soon-Shiong, Barry J. Simon, and Steven Yang, and each of them as proxies for the undersigned, with full power of substitution, to vote all the shares of common stock of NantKwest, Inc., the undersigned is entitled to vote at the 2020 Annual Meeting of Stockholders of NantKwest, Inc., which is being held live via internet webcast at www.proxydocs.com/NK, at 9:30 a.m., Pacific Time on June 10, 2020, and any adjournment or postponement thereof upon the matters specified herein and upon such other matters as may be properly brought before the meeting or any adjournment or postponement thereof, conferring authority upon such proxies to vote in their discretion on such other matters as may properly come before the meeting and revoking any proxy heretofore given. PROXY TABULATOR FOR NANTKWEST, INC. P.O. BOX 8016 CARY, NC 27512-9903

Proxy — NantKwest, Inc. 2020 Annual Meeting of Stockholders June 10, 2020, 9:30 a.m., Pacific Time This Proxy is Solicited by the Board of Directors for use at the 2020 Annual Meeting on June 10, 2020
The undersigned appoints Patrick Soon- Shiong , Barry J. Simon, and Steven Yang, and each of them as proxies for the undersigned, with full power of substitution, to vote all the shares of common stock of NantKwest , Inc., the undersigned is entitled to vote at the 2020 Annual Meeting of Stockholders of
NantKwest , Inc., to be held live via internet webcast at www.proxydocs.com/NK, on Wednesday, June 10, 2020 at 9:30 a.m. Pacific Time or any adjournments or Please postponement thereof.
This proxy, when properly executed, and timely returned will be voted in the manner indicated on the reverse side. If no direction is made, separate this proxy will be voted “FOR” the seven nominees for director, “FOR ”
Proposal 2, and “FOR” Proposal 3. In their discretion, the proxies are authorized to vote upon such other matters that may properly come carefully before the Annual Meeting or any adjournment or postponement thereof. at the You are encouraged to specify your choice by marking the appropriate box (SEE REVERSE SIDE) but you need not mark any box if you wish to vote in accordance with the Board of Directors’ recommendation. The proxies named above cannot vote your shares unless you sign and return perforation this card. and return To be signed and dated on Reverse side See Reverse side for voting instructions just Please separate carefully at the perforation and return just this portion in the envelope provided.